                                                     Registration Nos.  33-72190
                                                                        811-8166


    As filed with the Securities and Exchange Commission on July 29, 1997

--------------------------------------------------------------------------------
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                     FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

                           Post-Effective Amendment No. 8                      X
                                        and
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                  Amendment No. 9                              X


                           ESC STRATEGIC FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including area code:  (800) 662-8417
--------------------------------------------------------------------------------


                            W. Howard Cammack, Jr.
                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee  37219-1743


                    (Name and Address of Agent for Service)

                                   Copies to:

       Jeffrey L. Steele, Esq.                    George O. Martinez, Esq.
        Dechert Price & Rhoads                      BISYS Fund Services
         1500 K Street, N.W.                         3435 Stelzer Road
       Washington, D.C.  20005                   Columbus, Ohio 43219-3035

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)


    X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.



                       DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of shares of Common Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant's 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 29, 1997.

                           ESC STRATEGIC FUNDS, INC.
                             CROSS REFERENCE SHEET
                          (as required by Rule 404(c))



PART A
N-1A Item No.                                        Location

Item 1.        Cover Page                            Cover Page

Item 2.        Synopsis                              Highlights

Item 3.        Condensed Financial Information       Not applicable

Item 4.        General Description of Registrant     The Fund; Description of
                                                     Securities and Investment
                                                     Practices; Investment
                                                     Restrictions

Item 5.        Management of the Fund                Management of the Fund

Item 5A.       Not Applicable                        Not Applicable

Item 6.        Capital Stock and Other Securities    Other Information,
                                                     Dividends, Distributions
                                                     and Federal Income
                                                     Taxation

Item 7.        Purchase of Securities Being Offered  Fund Share Valuation;
                                                     Purchase of Fund Shares;
                                                     Management of the Fund
                                                     Redemption of Fund Shares

Item 8.        Redemption or Repurchase              Redemption of Fund Shares

Item 9.        Pending Legal Proceedings             Not Applicable

Part B
N-1A Item No.                                         Location

Item 10.       Cover Page                             Cover Page

Item 11.       Table of Contents                      Table of Contents

Item 12.       General Information and History        Not Applicable

Item 13.       Investment Objectives and Policies     Investment Policies

Item 14.       Management of the Registrant           Management

Item 15.       Control Persons and Principal          Not Applicable
               Holders of Securities

Item 16.       Investment Advisory and Other          Management
               Services.

Item 17.       Brokerage Allocation                   Portfolio Transactions

Item 18.       Capital Stock and Other Securities     Other Information

Item 19.       Purchase, Redemption and Pricing of    Purchase of Fund Shares;
               Securities Being Offered               Redemption of Fund
                                                      Shares (Part A)

Item 20.       Tax Status                             Taxation

Item 21.       Underwriters                           Management

Item 22.       Calculations of Performance Data       Other Information

Item 23.       Financial Statements                   Not Applicable

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                           [ESC STRATEGIC FUNDS LOGO]


                           ESC STRATEGIC FUNDS, INC.


                               3435 STELZER ROAD


                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

     EQUITABLE SECURITIES CORPORATION -- INVESTMENT ADVISER AND DISTRIBUTOR

                      BISYS FUND SERVICES -- ADMINISTRATOR

--------------------------------------------------------------------------------

     This Prospectus describes the seven funds (the "Funds") comprising ESC Strategic Funds, Inc. (the "Company"), an open-end management registered investment company advised by Equitable Securities Corporation (the "Adviser"). Certain of the Funds follow a "Multiple Manager Strategy" whereby the Adviser seeks to enhance performance and reduce market risk by allocating the respective Fund's assets among multiple "specialist" Managers. See "Management Strategies." The Funds described in this prospectus are:

        ESC Strategic Appreciation Fund
        ESC Strategic Global Equity Fund
        ESC Strategic Small Cap Fund*
        ESC Strategic Income Fund
        ESC Strategic Asset Preservation Fund

        ESC Strategic Growth Fund


        ESC Strategic Value Fund



     Each of the Funds offers two classes of shares, except ESC Strategic Asset Preservation Fund, which offers only one class of shares. The Funds bear certain expenses related to the distribution of their shares.*



     ESC STRATEGIC INCOME FUND MAY INVEST UP TO 40% OF ITS ASSETS IN DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS OF UNTIMELY PAYMENT OF PRINCIPAL AND INTEREST, AS WELL AS DEFAULT AND OTHER RISKS, THAN HIGHER RATED SECURITIES. INVESTORS SHOULD CONSIDER THESE RISKS CAREFULLY BEFORE INVESTING IN THIS FUND. SEE "RISKS OF INVESTING IN THE FUNDS" HEREIN.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND FUND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS, SUCH AS THE FUNDS, INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.


     A Statement of Additional Information (the "SAI"), dated July 29, 1997, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or telephoning the Company at the address and information numbers printed above.

---------------


* Currently, shares of the Small Cap Fund are not being offered to the public.

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY
                   OR ADEQUACY OF THIS PROSPECTUS. ANY
                        REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                  The Date of this Prospectus is July 29, 1997

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                              PAGE
                                                              -----
Highlights..................................................
Fund Expenses...............................................
Fee Table...................................................
Financial Highlights........................................
The Funds...................................................
Risks of Investing in the Funds.............................
Management Strategies.......................................
Management of the Funds.....................................
Fund Share Valuation........................................
Pricing of Fund Shares......................................
Minimum Purchase Requirements...............................
Purchase of Fund Shares.....................................
Retirement Plan Accounts....................................
Exchange of Fund Shares.....................................
Redemption of Fund Shares...................................
Dividends, Distributions, and Federal Income Taxation.......
Description of Securities and Investment Practices..........
Investment Restrictions.....................................
Other Information...........................................
Appendix....................................................


--------------------------------------------------------------------------------

HIGHLIGHTS

THE FUNDS, THEIR ADVISER AND MANAGERS


This Prospectus describes the seven Funds comprising ESC Strategic Funds, Inc. (the "Company"). Each Fund has a distinct investment objective and policies. Overall management of the Funds is provided by Equitable Securities Corporation (the "Adviser"). The Adviser, headquartered in Nashville, Tennessee, is a New York Stock Exchange member investment banking and securities brokerage firm. Founded in 1930, the Adviser's predecessor developed a national clientele as an investment banking firm dealing in both corporate and municipal securities. In 1968, the American Express Company acquired the Adviser's predecessor and in 1972 the firm was reestablished as an independent company when a group of its employees purchased the firm. Equitable Trust Company, the Adviser's wholly-owned subsidiary formed in 1991, provides investment management, trust, and other fiduciary services to individuals and other clients. Equitable Asset Management, Inc., an investment adviser, is a wholly-owned subsidiary of Equitable Trust Company. In 1986, the Adviser formed the IMES Consulting Group to provide consulting services to institutional and individual investors employing outside investment management expertise. The primary services of the IMES Consulting Group are strategic investment planning, asset allocation analysis, investment manager evaluation and performance measurement. The IMES Consulting Group provides primary information within Equitable Securities Corporation in the latter's role as Adviser of the ESC Strategic Funds.



For several of the Funds, the Adviser seeks to enhance performance and reduce market risk by allocating the respective Fund's assets among multiple "specialist" Managers (the "Multiple Manager Strategy"). For its services as Adviser, Equitable Securities Corporation receives from each Fund a fee at an annual rate based on the Fund's average daily net assets. This fee is at an annual rate of 0.50% for ESC Strategic Asset Preservation Fund; 1.00% for ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund and ESC Strategic Income Fund; and 1.25% for ESC Strategic Growth Fund and ESC Strategic Value Fund. These fees (except those for ESC Strategic Asset Preservation Fund) are higher than those for most other investment compa-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

nies and are used by the Adviser to pay Managers' fees, at no additional cost to the Funds. See "Management of the Funds." The Funds and their Managers are as follows:


-ESC Strategic Appreciation Fund -- This Fund's objective is long-term capital appreciation. It invests in a diversified portfolio comprised mainly of publicly traded common stocks and securities convertible into or exchangeable for common stock, primarily of U.S.-based companies. The Fund uses the Multiple Manager Strategy. Its Managers currently are GlobeFlex Capital, L.P., Brandes Investment Partners, Inc., Equitable Asset Management, Inc. ("EAM") and Scott & Stringfellow Capital Management Inc.


-ESC Strategic Global Equity Fund -- This Fund's objective is long-term capital appreciation. It invests primarily in a diversified portfolio of publicly traded common stocks and securities convertible into or exchangeable for common stock. In addition to the use of the Multiple Manager Strategy, the Fund diversifies its investments across domestic and international markets. The Fund's Managers currently are GlobeFlex Capital, L.P., and Murray Johnstone International Limited.

-ESC Strategic Small Cap Fund -- This Fund's objective is a high level of capital appreciation. The Fund invests primarily in equity securities of domestic and foreign issuers with market capitalization of generally no more than $800 million at the time of purchase. THE FUND MAY INVEST SUBSTANTIAL PORTIONS OF ITS PORTFOLIO IN INDIVIDUAL ISSUERS AND THEREFORE DOES NOT INTEND TO BE DIVERSIFIED. The Fund's Manager is EAM.

-ESC Strategic Income Fund -- This Fund's primary objective is a high level of current income, with a secondary objective of total return. It invests primarily in a diversified portfolio of corporate, government and other debt instruments of U.S. issuers, although up to 35% of its assets may be invested in such securities of non-U.S. issuers. THIS FUND HAS NO REQUIREMENTS AS TO MINIMUM RATING, AND UP TO 40% OF ITS ASSETS MAY BE INVESTED IN "JUNK BONDS". The Fund uses the Multiple Manager Strategy. Its Managers currently are Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

-ESC Strategic Asset Preservation Fund -- This Fund's objective is as high a level of current income as is consistent with limiting the risk of potential loss. It invests in domestic investment grade debt securities with a maximum maturity of five years and a maximum dollar-weighted average portfolio maturity of three years. The Fund's Manager is EAM.


-ESC Strategic Growth Fund -- This Fund's objective is a high level of capital appreciation. It invests primarily in equity securities of domestic and foreign issuers believed by its Manager to offer superior opportunities for growth. The Fund's Manager is EAM.



-ESC Strategic Value Fund -- This Fund's objective is long-term capital appreciation. It invests primarily in equity securities of domestic and foreign issuers believed by the Manager to be undervalued. THE FUND MAY INVEST SUBSTANTIAL AMOUNTS IN A LIMITED NUMBER OF ISSUERS AND THEREFORE DOES NOT INTEND TO BE DIVERSIFIED. The Fund's Manager is EAM.


SPECIAL RISKS


In addition to the risks highlighted above, investments by the Funds in foreign equity and debt (including sovereign debt and securities of issuers in emerging markets) involve currency and other risks that are different from domestic investments. Each of the Funds may engage in options and futures transactions for hedging purposes, provided that no more than 5% of a Fund's assets may be placed at risk by such transactions. The Value Fund may also invest in other derivatives, "junk" bonds and illiquid securities. These and other investment practices of the Funds, including short sales, involve special risks. For more information, see "Description of Securities and Investment Practices" and "Risks of Investing in the Funds." There can be, of course, no assurance that a Fund will achieve its investment objective. Moreover, investors should be aware that the value of each Fund's shares will fluctuate, which may cause a loss in the principal value of the investment.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DISTRIBUTOR AND ADMINISTRATOR


Equitable Securities Corporation distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as Administrator to the Funds. BISYS Fund Services, Inc., a subsidiary of The BISYS Group, Inc. ("BFSI") serves as the Funds' transfer agent and the Funds' fund accounting agent. For its services as Administrator, each Fund pays BISYS a fee at the annual rate of 0.15% of its average daily net assets. BFSI receives separate fees for its services as transfer agent and fund accounting agent. See "Management of the Funds."


CLASSES OF SHARES

Each Fund, except ESC Strategic Asset Preservation Fund, offers investors a choice of two classes of shares which differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs. Class A shares are offered with a maximum front-end sales charge of 4.50%, which may be reduced or waived in certain cases. See "Purchase of Fund Shares." Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D* shares are offered with a 1.50% front-end sales charge and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. ESC Strategic Asset Preservation Fund offers only one class of shares with no front-end sales charge and a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily value of its net assets. See "Management of the Funds -- The Distributor."

For Funds offering two classes of shares, a prospective investor, in selecting between the classes, should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class specific" expenses, including distribution and marketing expenses and federal and state securities registration fees. Finally, investors should be aware that persons selling shares of the Funds may receive different levels of compensation for sales of Class A and Class D shares.

GUIDE TO INVESTING IN THE ESC STRATEGIC FUNDS, INC.


Purchase orders for the Funds received by your broker or Service Organization in proper order prior to 4:00 p.m., Eastern time, and transmitted to the Funds prior to 4:00 p.m., Eastern time, will become effective that day.



- Minimum initial investment................................  $1,000
- Minimum initial investment for IRAs and other qualified
    retirement plans........................................  $  500
- Minimum subsequent investment.............................  $   50


Shareholders may exchange shares of a particular class in one Fund for shares of the same class in another Fund (or for shares of ESC Strategic Asset Preservation Fund) by telephone or mail.

-Minimum initial exchange...................................  $2,000
   (No minimum for subsequent exchanges.)

Shareholders may redeem shares by telephone, mail or wire.

-The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.
---------------

* Class D shares were formerly designated as Class B shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All dividends and distributions will be automatically reinvested at net asset value in additional shares of the same class of the applicable Fund unless cash payment is requested.

-Dividends for ESC Strategic Income Fund and ESC Strategic Asset Preservation
 Fund are paid monthly.


-Distributions for ESC Strategic Appreciation Fund, ESC Strategic Global Equity
 Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund are paid at least annually.


See "Purchase of Fund Shares" and "Redemption of Fund Shares" for more information.

FUND EXPENSES

The following expense tables indicate costs and expenses that an investor should anticipate incurring either directly or indirectly as a shareholder of a Fund during its fiscal year ending March 31, 1998. The numbers reflect estimated levels of operating expenses based on general industry experience.

FEE TABLE


                                           ESC STRATEGIC       ESC STRATEGIC
                                           APPRECIATION           GLOBAL           ESC STRATEGIC
                                               FUND             EQUITY FUND       SMALL CAP FUND
                                         -----------------   -----------------   -----------------
                                         CLASS A   CLASS D   CLASS A   CLASS D   CLASS A   CLASS D
                                         -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)......................   4.50%    1.50%      4.50%    1.50%       4.50%   1.50%
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a percentage
  of offering price)...................   None      None      None      None       None     None
Deferred Sales Charge (as a percentage
  of redemption proceeds)..............   None      None      None      None       None     None
Exchange Fees..........................   None      None      None      None       None     None
ANNUAL FUND OPERATING EXPENSE
     (as a percentage of average net
       assets annualized)
  Management Fees......................   1.00%    1.00%      1.00%    1.00%       1.00%   1.00%
  12b-1 Fees*..........................   0.25%    0.75%      0.25%    0.75%       0.25%   0.75%
  Other Expenses.......................   0.57%    0.59%      1.00%    1.03%       0.41%   0.44%
                                          ----      ----      ----      ----       ----     ----
TOTAL PORTFOLIO OPERATING EXPENSES.....   1.82%    2.34%      2.25%    2.78%       1.66%   2.19%
                                          ====      ====      ====      ====       ====     ====


---------------

 * Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Funds."


The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Funds will bear.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                        ESC
                                                                 ESC STRATEGIC       STRATEGIC
                                                                 INCOME FUND**         ASSET
                                                              -------------------   PRESERVATION
                                                              CLASS A    CLASS D       FUND**
                                                              -------   ---------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................   4.50%     1.50%          None
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price).............................   None       None          None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................   None       None          None
Exchange Fees...............................................   None       None          None
ANNUAL FUND OPERATING EXPENSE
  (as a percentage of average net assets annualized)
  Management Fees**.........................................   1.00%     1.00%          0.25%
  12b-1 Fees*...............................................   0.25%     0.75%          0.25%
  Other Expenses**..........................................   0.40%     0.40%          0.42%
                                                               ----       ----          ----
TOTAL PORTFOLIO OPERATING EXPENSES..........................   1.65%     2.15%          0.92%
                                                               ====       ====          ====



                                                                ESC STRATEGIC       ESC STRATEGIC
                                                                GROWTH FUND**       VALUE FUND**
                                                              -----------------   -----------------
                                                              CLASS A   CLASS D   CLASS A   CLASS D
                                                              -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)........................................   4.50%    1.50%      4.50%    1.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a
  percentage of offering price).............................   None      None      None      None
Deferred Sales Charge (as a percentage of redemption
  proceeds).................................................   None      None      None      None
Exchange Fees...............................................   None      None      None      None
ANNUAL FUND OPERATING EXPENSE
  (as a percentage of average net assets annualized)
  Management Fees**.........................................   0.00%    0.00%      0.00%    0.00%
  12b-1 Fees*...............................................   0.25%    0.75%      0.25%    0.75%
  Other Expenses**..........................................   1.75%    1.75%      1.75%    1.75%
                                                               ----      ----      ----      ----
TOTAL PORTFOLIO OPERATING EXPENSES..........................   2.00%    2.50%      2.00%    2.50%
                                                               ====      ====      ====      ====


---------------

 * Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Funds."


** Amounts shown for "Management Fees" reflect waivers of a portion of the fees payable to the Adviser for the ESC Strategic Asset Preservation, ESC Strategic Growth Fund and ESC Strategic Value Fund. Amounts shown for "Other Expenses" reflect a reimbursement of certain expenses for the Asset Preservation, Growth and Value Funds by the Adviser. Without these waivers and reimbursements, the Funds' estimated Management Fees would be 0.50%, 1.25% and 1.25% for the Asset Preservation, Growth and Value Funds, respectively. "Other Expenses" and "Total Portfolio Operating Expenses," respectively, would be: 1.02% and 1.77% for the Asset Preservation Fund; 4.01% and 5.51% for Class A shares of the Growth Fund and 4.91% and 6.91% for Class D shares of the Growth Fund; 4.34% and 5.84% for Class A shares of the Value Fund and 4.34% and 6.34% for Class D shares of the Value Fund. Out of its Management Fees, the Adviser pays the fees of the Managers.


The Purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Funds will bear.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


EXAMPLE:(1)



An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:



                                                ESC STRATEGIC        ESC STRATEGIC
                                                APPRECIATION         GLOBAL EQUITY        ESC STRATEGIC
                                                    FUND                 FUND            SMALL CAP FUND
                                              -----------------    -----------------    -----------------
                                              CLASS A   CLASS D    CLASS A   CLASS D    CLASS A   CLASS D
                                              -------   -------    -------   -------    -------   -------
1 year......................................   $ 63      $ 38       $ 67      $ 43       $ 61      $ 37
3 years.....................................   $100      $ 87       $112      $100       $ 95      $ 82
5 years.....................................   $139      $138       $160      $160       $131      $131
10 years....................................   $249      $279       $292      $321       $233      $264



                                                                           ESC
                                                   ESC STRATEGIC        STRATEGIC
                                                    INCOME FUND           ASSET
                                                 ------------------    PRESERVATION
                                                 CLASS A    CLASS D        FUND
                                                 -------    -------    ------------
1 year.........................................   $ 61       $ 36          $  9
3 years........................................   $ 95       $ 81          $ 29
5 years........................................   $131       $129          $ 51
10 years.......................................   $232       $260          $113



                                              ESC STRATEGIC         ESC STRATEGIC
                                               GROWTH FUND            VALUE FUND
                                            ------------------    ------------------
                                            CLASS A    CLASS D    CLASS A    CLASS D
                                            -------    -------    -------    -------
1 year....................................   $ 64        $40       $ 64        $40
3 years...................................   $105        $92       $105        $92
5 years...................................    n/a        n/a        n/a        n/a
10 years..................................    n/a        n/a        n/a        n/a


---------------


(1) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.


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                                        7

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following tables present per share financial information for the periods listed for each Fund. Each of the financial highlights, with the exception of those for ESC Strategic Value Fund, have been audited by the Funds' independent accountants. (ESC Strategic Value Fund had not commenced operations as of March 31, 1997.) These financial highlights should be read in conjunction with, audited financial statements for the same periods which are contained in the Statement of Additional Information.



                                                                   APPRECIATION
                                  -------------------------------------------------------------------------------
                                                 CLASS A                                  CLASS D
                                  --------------------------------------   --------------------------------------
                                                           JULY 6, 1994                             JULY 6, 1994
                                    YEAR        YEAR      (COMMENCEMENT      YEAR        YEAR      (COMMENCEMENT
                                    ENDED       ENDED     OF OPERATIONS)     ENDED       ENDED     OF OPERATIONS)
                                  MARCH 31,   MARCH 31,      THROUGH       MARCH 31,   MARCH 31,      THROUGH
                                    1997        1996      MARCH 31, 1995     1997        1996      MARCH 31, 1995
                                  ---------   ---------   --------------   ---------   ---------   --------------
Net Asset Value, Beginning of
  Period........................   $ 13.02     $ 10.67       $ 10.00        $ 12.91     $ 10.63        $ 10.00
                                   -------     -------       -------        -------     -------        -------
Income from Investment
  Operations:
  Net investment loss...........     (0.04)      (0.05)        (0.00)         (0.08)      (0.09)         (0.03)
  Net realized and unrealized
    gains on investments........      1.92        2.71          0.73           1.89        2.68           0.72
                                   -------     -------       -------        -------     -------        -------
  Total from investment
    operations..................      1.88        2.66          0.73           1.81        2.59           0.69
                                   -------     -------       -------        -------     -------        -------
Less Dividends and
  Distributions:
  From net investment income....     (0.00)      (0.00)        (0.00)         (0.00)      (0.00)         (0.00)
  From realized gains...........     (0.87)      (0.31)        (0.06)         (0.87)      (0.31)         (0.06)
                                   -------     -------       -------        -------     -------        -------
Total distributions.............     (0.87)      (0.31)        (0.06)         (0.87)      (0.31)         (0.06)
                                   -------     -------       -------        -------     -------        -------
Net Asset Value, End of
  Period........................   $ 14.03     $ 13.02       $ 10.67        $ 13.85     $ 12.91        $ 10.63
                                   =======     =======       =======        =======     =======        =======
Total Return (excludes sales
  charge).......................     14.25%      25.07%         7.32%         13.81%      24.50%          6.92%
Net Assets End of Period (in
  thousands)....................   $44,767     $25,561       $15,126        $ 4,054     $ 2,482        $ 1,693
Ratios to Average Net Assets of:
  Net investment loss...........     (0.30)%     (0.39)%       (0.04)%*       (0.78)%     (0.86)%        (0.56)%*
  Expenses net of waivers/
    reimbursements and expenses
    paid by third parties.......      1.82%       2.00%         2.00%*         2.34%       2.50%          2.50%*
  Expenses before waivers/
    reimbursements and expenses
    paid by third parties.......      1.84%       2.10%         2.88%*         2.36%       2.64%          3.40%*
Portfolio Turnover Rate.........        71%         78%           58%            71%         78%            58%
Average Commission per Share....   $0.0599          --            --        $0.0599          --             --


---------------

* Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  GLOBAL EQUITY
                                 -------------------------------------------------------------------------------
                                                CLASS A                                  CLASS D
                                 --------------------------------------   --------------------------------------
                                                          MAY 12, 1994                             MAY 12, 1994
                                   YEAR        YEAR      (COMMENCEMENT      YEAR        YEAR      (COMMENCEMENT
                                   ENDED       ENDED     OF OPERATIONS)     ENDED       ENDED     OF OPERATIONS)
                                 MARCH 31,   MARCH 31,      THROUGH       MARCH 31,   MARCH 31,      THROUGH
                                   1997        1996      MARCH 31, 1995     1997        1996      MARCH 31, 1995
                                 ---------   ---------   --------------   ---------   ---------   --------------
Net Asset Value, Beginning of
  Period.......................   $ 11.08     $  9.90        $ 10.00       $ 10.95     $  9.82        $ 10.00
                                  -------     -------        -------       -------     -------        -------
Income from Investment
  Operations:
  Net investment loss..........     (0.04)      (0.04)         (0.05)        (0.10)      (0.09)         (0.07)
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    transactions...............      0.97        1.46          (0.03)         0.97        1.46          (0.10)
                                  -------     -------        -------       -------     -------        -------
  Total from investment
    operations.................      0.93        1.42          (0.08)         0.87        1.37          (0.17)
                                  -------     -------        -------       -------     -------        -------
Less Dividends and
  Distributions:
  From net investment income...      0.00        0.00           0.00          0.00        0.00           0.00
  From realized gains..........     (0.35)      (0.24)         (0.02)**      (0.35)      (0.24)         (0.01)**
                                  -------     -------        -------       -------     -------        -------
Total distributions............     (0.35)      (0.24)         (0.02)        (0.35)      (0.24)         (0.01)
                                  -------     -------        -------       -------     -------        -------
Net Asset Value, End of
  Period.......................   $ 11.66     $ 11.08        $  9.90       $ 11.47     $ 10.95        $  9.82
                                  =======     =======        =======       =======     =======        =======
Total Return (excludes sales
  charge)......................      8.44%      14.41%         (0.84)%        7.99%      14.01%         (1.72)%
Net Assets End of Period (in
  thousands)...................   $18,282     $14,597        $ 9,213       $ 4,204     $ 3,725        $ 3,322
Ratios to Average Net Assets
  of:
  Net investment loss..........     (0.40)%     (0.36)%        (0.65)%*      (0.90)%     (0.83)%        (1.51)%*
  Expenses net of
    waivers/reimbursements and
    expenses paid by third
    parties....................      2.25%       2.37%          2.50%*        2.78%       2.87%          2.98%*
  Expenses before waivers/
    reimbursements and expenses
    paid by third parties......      2.25%       2.43%          3.22%*        2.79%       2.96%          3.69%*
Portfolio Turnover Rate........        94%         92%            76%           94%         92%            76%
Average Commission per Share...   $0.0201          --             --       $0.0201          --             --


---------------

 * Annualized.
** Represents distribution in excess of net investment income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                     SMALL CAP
                                  -------------------------------------------------------------------------------
                                                 CLASS A                                  CLASS D
                                  --------------------------------------   --------------------------------------
                                                           JUNE 6, 1994                             JUNE 6, 1994
                                    YEAR        YEAR      (COMMENCEMENT      YEAR        YEAR      (COMMENCEMENT
                                    ENDED       ENDED     OF OPERATIONS)     ENDED       ENDED     OF OPERATIONS)
                                  MARCH 31,   MARCH 31,      THROUGH       MARCH 31,   MARCH 31,      THROUGH
                                    1997        1996      MARCH 31, 1995     1997        1996      MARCH 31, 1995
                                  ---------   ---------   --------------   ---------   ---------   --------------
Net Asset Value, Beginning of
  Period........................   $ 15.88     $ 11.25        $10.00        $ 15.76     $11.22         $10.00
                                   -------     -------        ------        -------     ------         ------
Income from Investment
  Operations:
  Net investment loss...........     (0.05)      (0.08)        (0.03)         (0.11)     (0.16)         (0.05)
  Net realized and unrealized
    gains on investments........      2.46        5.19          1.52           2.44       5.18           1.51
                                   -------     -------        ------        -------     ------         ------
  Total from investment
    operations..................      2.41        5.11          1.49           2.33       5.02           1.46
                                   -------     -------        ------        -------     ------         ------
Less Dividends and
  Distributions:
  From net investment income....      0.00        0.00         (0.24)          0.00       0.00          (0.24)
  From realized gains...........     (0.74)      (0.48)         0.00          (0.74)     (0.48)          0.00
                                   -------     -------        ------        -------     ------         ------
Total distributions.............     (0.74)      (0.48)        (0.24)         (0.74)     (0.48)         (0.24)
                                   -------     -------        ------        -------     ------         ------
Net Asset Value, End of
  Period........................   $ 17.55     $ 15.88        $11.25        $ 17.35     $15.76         $11.22
                                   =======     =======        ======        =======     ======         ======
Total Return (excludes sales
  charge).......................     14.99%      45.88%        15.03%         14.59%     45.19%         14.72%
Net Assets End of Period (in
  thousands)....................   $72,488     $28,840        $8,785        $22,392     $8,897         $3,367
Ratios to Average Net Assets of:
  Net investment loss...........     (0.44)%     (0.80)%       (0.43)%*       (0.96)%    (1.30)%        (0.93)%*
  Expenses net of waivers/
    reimbursements and expenses
    paid by third parties.......      1.66%       2.00%         2.00%*         2.19%      2.50%          2.50%*
  Expenses before waivers/
    reimbursements and expenses
    paid by third parties.......      1.74%       2.18%         3.28%*         2.29%      2.74%          3.68%*
Portfolio Turnover Rate.........        65%        102%          151%            65%       102%           151%
Average Commission per Share....   $0.0634          --            --        $0.0634         --             --


---------------

* Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                     INCOME
                                 -------------------------------------------------------------------------------
                                                CLASS A                                  CLASS D
                                 --------------------------------------   --------------------------------------
                                                          MAY 4, 1994                              MAY 4, 1994
                                   YEAR        YEAR      (COMMENCEMENT      YEAR        YEAR      (COMMENCEMENT
                                   ENDED       ENDED     OF OPERATIONS)     ENDED       ENDED     OF OPERATIONS)
                                 MARCH 31,   MARCH 31,      THROUGH       MARCH 31,   MARCH 31,      THROUGH
                                   1997        1996      MARCH 31, 1995     1997        1996      MARCH 31, 1995
                                 ---------   ---------   --------------   ---------   ---------   --------------
Net Asset Value, Beginning of
  Period.......................   $  9.89     $  9.94        $ 10.00       $ 9.89      $ 9.94         $10.00
                                  -------     -------        -------       ------      ------         ------
Income from Investment
  Operations:
  Net investment income........      0.60        0.59           0.55         0.50        0.54           0.50
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency
    transactions...............     (0.16)       0.16          (0.05)       (0.16)       0.16          (0.05)
                                  -------     -------        -------       ------      ------         ------
  Total from investment
    operations.................      0.44        0.75           0.50         0.34        0.70           0.45
                                  -------     -------        -------       ------      ------         ------
Less Dividends and
  Distributions:
  From net investment income...     (0.60)      (0.59)         (0.01)       (0.50)      (0.54)         (0.01)
  From realized gains..........      0.00       (0.21)         (0.55)        0.00       (0.21)         (0.50)
                                  -------     -------        -------       ------      ------         ------
Total distributions............     (0.60)      (0.80)         (0.56)       (0.50)      (0.75)         (0.51)
                                  -------     -------        -------       ------      ------         ------
Net Asset Value, End of
  Period.......................   $  9.73     $  9.89        $  9.94       $ 9.73      $ 9.89         $ 9.94
                                  =======     =======        =======       ======      ======         ======
Total Return (excludes sales
  charge)......................      3.91%       7.67%          5.30%        3.39%       7.11%          4.74%*
Net Assets End of Period (in
  thousands)...................   $32,506     $36,891        $32,373       $1,420      $1,446         $1,241
Ratios to Average Net Assets
  of:
  Net investment income........      5.49%       9.87%          6.29%*       4.99%       5.37%          5.73%*
  Expenses net of
    waivers/reimbursements and
    expenses paid by third
    parties....................      1.65%       1.70%          1.85%*       2.15%       2.20%          2.29%*
  Expenses before waivers/
    reimbursements and expenses
    paid by third parties......      1.70%       1.75%          1.86%*       2.21%       2.25%          2.31%*
Portfolio Turnover Rate........       123%        138%            92%         123%        138%            92%


---------------

* Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            ASSET PRESERVATION
                                                 ----------------------------------------
                                                                           APRIL 25, 1994
                                                                           (COMMENCEMENT
                                                   YEAR         YEAR       OF OPERATIONS)
                                                   ENDED        ENDED         THROUGH
                                                 MARCH 31,    MARCH 31,      MARCH 31,
                                                   1997         1996            1995
                                                 ---------    ---------    --------------
Net Asset Value, Beginning of Period...........   $ 10.00      $  9.89         $ 10.00
                                                  -------      -------         -------
Income from Investment Operations:
  Net investment income........................      0.49         0.56            0.47
  Net realized and unrealized gain/(loss) on
     investments...............................     (0.11)        0.11           (0.11)
                                                  -------      -------         -------
  Total from investment operations.............      0.38         0.67            0.36
                                                  -------      -------         -------
Less Dividends and Distributions:
  From net investment income...................     (0.49)       (0.56)           0.00
  From realized gains..........................      0.00         0.00           (0.47)
                                                  -------      -------         -------
Total distributions............................     (0.49)       (0.56)          (0.47)
                                                  -------      -------         -------
Net Asset Value, End of Period.................   $  9.89      $ 10.00         $  9.89
                                                  =======      =======         =======
Total Return...................................      4.12%     $  6.85%           3.75%
Net Assets End of Period (in thousands)........   $12,688      $13,241         $11,924
Ratios to Average Net Assets of:
  Net investment income........................      5.15%        5.53%           5.15%*
  Expenses net of waivers/reimbursements and
     expenses paid by third parties............      0.92%        0.90%           1.00%*
  Expenses before waivers/reimbursements and
     expenses paid by third parties............      1.77%        1.58%           2.12%*
Portfolio Turnover Rate........................        41%          40%             30%


---------------

* Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                        GROWTH
                                                          -----------------------------------
                                                              CLASS A            CLASS D
                                                          ----------------   ----------------
                                                          JANUARY 28, 1997   JANUARY 28, 1997
                                                           (COMMENCEMENT      (COMMENCEMENT
                                                           OF OPERATIONS)     OF OPERATIONS)
                                                              THROUGH            THROUGH
                                                           MARCH 31, 1997     MARCH 31, 1997
                                                          ----------------   ----------------
Net Asset Value, Beginning of Period....................        $ 10.00            $ 10.00
                                                                -------            -------
Income from Investment Operations:
  Net investment income.................................           0.00               0.00
  Net realized and unrealized (loss) on investments.....          (0.36)             (0.37)
                                                                -------            -------
          Total from investment operations..............          (0.36)             (0.37)
                                                                -------            -------
Less Dividends and Distributions:
  From net investment income............................           0.00               0.00
  From realized gains...................................           0.00               0.00
                                                                -------            -------
Total distributions.....................................           0.00               0.00
                                                                -------            -------
Net Asset Value, End of Period..........................        $  9.64            $  9.63
                                                                =======            =======
Total Return (excludes sales charge)....................          (3.60)%            (3.70)%
Net Assets End of Period (in thousands).................        $ 2,852            $ 1,304
Ratios to Average Net Assets of:
  Net investment income.................................           0.25%*            (0.23)%
  Expenses net of waivers/reimbursements and expenses
     paid by third parties..............................           2.00%*             2.50%*
  Expenses before waivers/reimbursements and expenses
     paid by third parties..............................           5.51%*             6.91%*
Portfolio Turnover Rate.................................             14%                14%
Average Commission per Share............................        $0.0681            $0.0681


---------------

* Annualized.

--------------------------------------------------------------------------------

THE FUNDS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of the Company, which was organized under the laws of the State of Maryland on November 24, 1993 as an open-end management investment company. The Company's Board of Directors oversees the overall management of the Funds and elects the Funds' officers. The Adviser continuously monitors the performance of each Fund and its Managers and determines proper allocations of assets in each Fund's portfolio and among Managers for Funds using the Multiple Manager Strategy. See "Management Strategies." Investments and investment management decisions are made by the respective Manager(s) for each Fund based on the investment objective and policies of that Fund. For information regarding the Managers, see "Management of the Funds." There can be no assurance that a Fund will achieve its investment objective.

ESC Strategic Appreciation Fund. Investors seeking long-term growth of capital and for whom current income is not an objective should consider investing in ESC Strategic Appreciation Fund.

The investment objective of ESC Strategic Appreciation Fund is long-term capital appreciation. The Fund invests in publicly traded common stocks and securities convertible into or exchangeable for common stock, primarily of U.S.-based companies. The Fund's investment policies reflect the Adviser's analysis indicating that (a) an equity orientation is attractive because, as measured by broad market indices, equities have historically out-performed fixed income securities and inflation over longer periods but with greater short-term risk of volatility, and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(b) the short-term market risk of price volatility associated with equity investments may be reduced by using the Multiple Manager Strategy. See "Management Strategies." Although the Fund's portfolio consists primarily of equity securities, the Fund may invest in debt instruments to the extent consistent with its investment objective and for temporary defensive purposes. These debt obligations may include U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment grade or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Managers. The Fund's Managers are GlobeFlex Capital, L.P., Brandes Investment Partners, Inc., Scott & Stringfellow Capital Management, Inc. and EAM.


ESC Strategic Global Equity Fund. Investors seeking long-term growth of capital and who wish to diversify their investments internationally should consider investing in ESC Strategic Global Equity Fund.

The investment objective of ESC Strategic Global Equity Fund is long-term capital appreciation. The Fund invests in publicly traded common stocks and securities convertible into or exchangeable for common stock. Like ESC Strategic Appreciation Fund, the Fund seeks to increase prospects for appreciation and to reduce market risk by using an equity orientation and by employing the Multiple Manager Strategy. The Fund also uses the Emerging Market Strategy (see "Management Strategies" and "Risks of Investing in the Funds"). The Fund diversifies its investments across markets (domestic and international) that have exhibited divergent return characteristics. Particular emphasis is placed on investing in (a) smaller companies believed by the Fund's Managers to have potential for above-average growth rates when investing in "mature" securities markets and (b) equity securities of companies in countries having "emerging" securities markets. The weighting of U.S. equity securities relative to securities of other equity asset categories in the Fund's portfolio will be determined through use of the Adviser's Domestic/International Equity Allocation Model. See "Management Strategies." Based on this Model, the Fund's portfolio is initially anticipated to have about 33% of its investments in U.S. securities. Its non-U.S. investments may include up to 35% in emerging market securities. Under normal market conditions, a fundamental policy of the Fund is to have at least 65% of its assets invested in issuers of at least three different countries, as determined by the location of their headquarters or principal business operations. Under appropriate market conditions, the Fund may invest in debt instruments and other asset classes that appear to offer opportunities for capital appreciation and that are rated investment grade or better by S&P or Moody's or, if unrated, are deemed of comparable quality by the Fund's Manager. In such event, the Fund may retain one or more Managers specializing in such other asset classes. The Fund may also invest in debt securities for defensive and cash management purposes. Permitted debt investments are comparable to those for ESC Strategic Appreciation Fund. The Fund's Managers currently are GlobeFlex Capital, L.P., and Murray Johnstone International Limited.

ESC Strategic Small Cap Fund. Investors seeking long-term capital appreciation and who believe that smaller companies may offer special opportunities for growth over the long term should consider investing in ESC Strategic Small Cap Fund.

The investment objective of ESC Strategic Small Cap Fund is a high level of capital appreciation. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in equity securities of issuers with market capitalization of $1 billion or less, and as a matter of operating policy, the Fund will invest primarily in companies with market capitalization of $800 million or less at the time of investment. The Fund's portfolio will include equity securities of companies believed by the Manager to show superior prospects for growth due, for example, to promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy. In

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Manager's view, such companies tend to be responsible for technological breakthroughs and/or unique solutions to market needs. By focusing on internal rather than external factors, the Fund attempts to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Manager considers the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation relative to earnings growth as well as historic and comparable company valuations. The Manager also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show earnings growth exceeding 20% compared to the previous year's comparable period. Companies with excessive levels of debt will generally be avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Manager attempts to invest in those companies that are not well followed generally by securities analysts and the financial press. Because such securities tend not to be efficiently priced, the Manager believes they offer potentially superior investment opportunities. The Manager favors portfolio companies whose price when purchased is between five and fifteen times projected earnings for the coming year.

Although the Fund's portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) the Manager's analysis indicates that the company's fundamentals may be deteriorating; (c) general market expectations regarding the company's future performance exceed those of the Manager; or (d) alternative investments, in the Manager's view, offer superior potential for appreciation.

The Fund's portfolio will consist primarily of common stocks, but may also include convertible preferred, participating preferred and preferred stocks. Its equity investments will be traded on domestic or foreign securities exchanges or in over-the-counter markets. For temporary defensive and liquidity purposes, however, it may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) rated high grade or better or, if unrated, determined to be of comparable quality by the Fund's Manager.

Investing in companies that are undergoing internal change may involve special risks due to the unknown effects of change. Additionally, the Fund will not be a "diversified" investment company and may therefore invest substantial portions of its assets in securities of individual issuers. Thus, the Fund will not have the same diversification of investment risk as a diversified fund. (A "diversified" investment company must, with respect to at least 75% of its assets, invest no more than 5% of its total assets in the securities of a single issuer, and own no more than 10% of the outstanding voting securities of a single issuer, except for cash, cash items, U.S. Government securities, and securities of other investment companies.) The Fund intends, however, to meet the diversification requirements under the Internal Revenue Code of 1986 to qualify for tax treatment as a regulated investment company. The Fund's Manager is EAM.

ESC Strategic Income Fund. Investors seeking a high level of current income together with total return should consider investing in ESC Strategic Income Fund. The longer-term securities in which the Fund normally invests generally have higher yields, but higher risks and greater price fluctuation, than shorter-term securities. See "Risks of Investing in the Funds -- Interest Rate Risk".

The primary investment objective of ESC Strategic Income Fund is a high level of current income, with a secondary objective of total return. The Fund invests primarily in corporate, government and other debt instruments of U.S. and non-U.S. issuers and, under normal circumstances, will have at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

least 65% of the value of its total assets invested in income producing securities. In selecting debt securities for ESC Strategic Income Fund, the Managers seek those instruments that appear best calculated to achieve the Fund's investment objective. To provide the Managers with maximum flexibility and to accommodate their differing management styles, the Fund has not adopted quality restrictions with respect to obligations in which its assets may be invested. Thus, the Fund's investments generally will include securities that are unrated, and up to 40% of the Fund's assets may be invested in securities that are rated below investment grade and unrated securities deemed by a Manager to be of comparable quality (commonly known as "junk bonds"), which entail special risks. See "Risks of Lower Rated Securities."

The Fund follows the Multiple Manager Strategy and the Emerging Market Strategy (see "Management Strategies" and "Risks of Investing in the Funds"). The Fund may invest in securities issued by the U.S. Government and its agencies and instrumentalities. It may also invest in securities issued by foreign governments or their agencies or instrumentalities ("sovereign debt"), by international agencies and by U.S. and foreign corporate issuers, including notes, bonds, convertible and preferred securities, mortgage-backed securities, commercial paper, bankers' acceptances, certificates of deposit, Yankee bonds and Eurobonds. Investments in foreign securities (including sovereign debt) will be limited to 35% of its assets. For more information on special risks of investing in foreign securities and sovereign debt, see "Risks of Investing in the Funds."

The Fund's Managers currently are Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

ESC Strategic Asset Preservation Fund. Investors seeking higher returns than are generally available from money market instruments and certificates of deposit, with low risk of significant share price volatility, should consider investing in ESC Strategic Asset Preservation Fund. The Fund is not insured by the Federal Deposit Insurance Corporation.

The investment objective of ESC Strategic Asset Preservation Fund is as high a level of current income as is consistent with limiting the risk of potential loss. The Fund invests primarily in domestic investment grade debt obligations with a maximum maturity of five years, with a maximum dollar-weighted average portfolio maturity of three years. Securities held by the Fund will include U.S. Government securities, corporate debt securities, mortgage- and other asset-backed securities, certificates of deposit, bankers' acceptances and other debt instruments that meet the Fund's quality criteria. The Fund's yield will tend to vary with changes in short-term interest rates. See "Risks of Investing in the Funds."

The Manager selects investments for the Fund that appear best suited to achieving the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with these policies, the Fund may purchase corporate debt securities rated Baa or better by Moody's or BBB or better by S&P (securities with these ratings have speculative characteristics), mortgage-and asset-backed securities rated A or better by Moody's or S&P, commercial paper rated Prime 1/42 or better by Moody's or A 1/42 or better by S&P and other debt instruments that are either given equivalent ratings by at least two other nationally-recognized rating agencies ("NRSROs") or deemed by the Manager to be of comparable quality. Securities downgraded below these ratings will normally be sold unless the Manager believes the sale would be disadvantageous to the Fund. In no event will over 15% of the Fund's total assets consist of such downgraded securities. Assumptions generally accepted by the financial industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions or that are subject to pre-refunding, sometimes resulting in a calculated maturity different from the stated maturity of the security. The Fund's Manager is EAM.


ESC Strategic Growth Fund. Investors seeking long-term capital appreciation should consider investing in ESC Strategic Growth Fund.


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                                       16

--------------------------------------------------------------------------------


The investment objective of the Fund is a high level of capital appreciation. Under normal circumstances, at least 65% of the value of the Funds' total assets will be invested in equity securities of companies believed by the Manager to show superior prospects for growth due to, for example, promising new products, new distribution strategies, new manufacturing technologies or new management teams or management philosophy. In the Manager's view, such companies tend to be responsible for technological breakthroughs and/or unique solutions to market needs. By focusing on internal rather than external factors, the Fund attempts to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates. The Manager intends to invest in equity securities of all market capitalizations. For example, the Manager may find that small capitalization stocks provide the most compelling growth characteristics with the most attractive valuations and, therefore, at times the Fund's investments may be weighted toward small cap stocks.



In selecting portfolio companies, the Manager considers the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation relative to earnings and earnings growth as well as historic and comparable company valuations. The Manager also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically, companies included in the Fund's portfolio will show earnings growth exceeding 15% compared to the previous year's comparable period. Companies with excessive levels of debt will generally be avoided.



By developing and maintaining contacts with managements, customers, competitors and suppliers of current and potential portfolio companies, the Manager typically attempts to invest in those companies that are not widely followed by securities analysts and the financial press or where the Manager believes the company offers an investment opportunity that is not seen or is misunderstood by the investment community. Because such securities tend not be efficiently priced, the Manager believes they offer potentially superior investment opportunities. The Manager favors common stocks of companies whose prices at the time of purchase are between five and fifteen times projected earnings for the coming year.



Although the Fund's portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) the Manager's analysis indicates that the company's fundamentals may be deteriorating; (c) general market expectations regarding the company's future performance exceed those of the Manager; or (d) alternative investments, in the Manager's view, offer superior potential for appreciation.



The Fund's diversified portfolio will consist primarily of common stocks, but may also include convertible preferred, participating preferred and preferred stocks. Its equity investments will be traded on domestic or foreign securities exchanges or in over-the-counter markets. For liquidity purposes, however, it may invest up to 35% of its assets in debt securities rated at least A by Moody's Investors Service, Inc. or A by Standard & Poor's or, if unrated, determined to be of comparable quality by the Fund's Manager. Such debt securities may include U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments). The Fund may invest up to 100% of its assets in such debt securities for temporary defensive purposes.



Investing in companies that are undergoing internal change may involve special risks due to the unknown effects of change. The Fund's Manager is EAM. For information regarding the Manager, see "Management of the Funds".



ESC Strategic Value Fund. The investment objective of the ESC Strategic Value Fund is long-term capital appreciation. The Fund pursues this objective by investing in "value" securities. Value securities are those whose current market prices, in the view of


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the Manager, are low relative to their assets or future earnings potential and that the Manager believes offer special opportunities for growth. Under normal market conditions, at least 65% of the Fund's assets will be invested in value securities. The Manager anticipates the Fund will invest primarily in equity securities, including common stocks, securities convertible into common stocks and preferred stocks. In pursuit of its objective, however, the Fund may also invest in a wide range of other securities, including rights, warrants, secured and unsecured bonds and notes (including "junk" bonds), mortgage and other asset-backed securities, real estate investment trusts, derivatives and repurchase agreements. The Fund may invest in securities of foreign as well as domestic issuers. It may invest in illiquid securities and engage in short sales. For cash management purposes, the Fund may invest in U.S. Government securities, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements and corporate debt obligations and may invest temporarily all its assets in these instruments for temporary defensive purposes. These and other investments and investment practices are described further below (see "Description of Securities and Investment Practices") and in the SAI.



The Manager's value investing style is patterned on that originally developed by Benjamin Graham and David L. Dodd. The Manager believes that value can be found in companies that are not widely followed or are under-appreciated by the market, or are in industries or sectors that are currently out of favor. When an unexpected favorable event is reported, investors may reassess the company's prospects and cause the company's stock price to increase. Conversely, disappointing news about a company may not cause a significant decline because of the lack of favorable expectations. Value may often be found as a result of general market declines, dividend reductions, earnings reported below expectations, poor economic conditions, the retirement or death of a major shareholder or important executive and tax loss selling. The Manager may search for investments where anticipated or when current positive developments within the company offer the prospect of capital appreciation. Among these developments could be new products or services, a management change, possible takeover interest, acquisition or merger, capitalization change, technological breakthrough, expansion or competitive realignment in their market, watershed event in the industry, corporate redirection or restructuring, closing of inefficient operations or change in the political or regulatory climate. The Manager may also find value in companies whose securities price may be temporarily depressed because of special circumstances, such as a cyclical downturn or earnings decline that is expected to be reversed in the future.



In searching for overlooked investment opportunities, the Fund may consider underfollowed companies, regional companies, companies with limited trading markets or companies with one or more of the following characteristics: low levels of institutional holdings, significant management shareholdings, consistent insider purchases, increasing investment by sophisticated outside parties or stock repurchase programs. Attractive valuations may also be found in companies trading well below their peer group and in closed end funds trading at a discount to their net asset value. The Manager may use a screen to identify companies that are of interest to strategic or financial buyers.



The Fund may invest up to 25% of its assets in turnaround situations and in companies involved in mergers, consolidations, liquidations and reorganizations as well as in companies emerging from bankruptcy protection. The Fund may also consider purchasing debt obligations of companies that have been depressed greater than the financial condition merits. Such companies may offer opportunities for significant capital appreciation despite the perceived degree of risk. In addition to reviewing fundamentals, the Manager may also consider technical indicators when evaluating companies for purchase.



The Manager may decide to liquidate a portfolio position when: 1) the security appears fairly valued or overvalued; 2) the political or economic outlook for the company deteriorates; 3) the earnings power or asset value of the company deteriorates; 4) a fundamental change causes the Manager to lose confi


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


dence in the company's potential; 5) a reversal pattern or other technical signs of ebbing strength in the price of the security are observed, or 6) superior investment opportunities exist in other securities.



The Fund's annual turnover is generally expected to be less than 100 percent. Although it is expected that the Fund will invest for long-term capital appreciation, the Manager may liquidate securities without regard to how long they have been held, if such action is considered appropriate.



The Manager will attempt to manage the Fund's risk, although there can be no assurance the Manager will be successful in this effort. The Manager seeks to reduce market risk by owning underfollowed companies with low investor expectations. The Manager seeks to manage valuation risk by purchasing companies at prices substantially below there intrinsic or private market value. The Manager seeks to manage financial risk by investing in businesses with free cash flow and strong balance sheets. Portfolio risk is managed by holding a number of securities.



In summary, the Manager believes the ESC Strategic Value Fund is a suitable investment for investors seeking long-term capital appreciation from purchasing "value" securities. The Manager expects the average holding period of its securities normally to be two to five years. The Fund is not appropriate for investors seeking to capitalize on shortterm market fluctuations or for investors who would be likely to sell shares in the event of short-term declines in value.



The Fund's Manager is EAM. For information regarding the Manager, see "Management of the Fund."


--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES OF THE FUNDS

In addition to the investment policies and practices described above, the Funds may engage in transactions in options and futures contracts for hedging purposes, provided that no more than 5% of a Fund's assets may be placed at risk by such transactions. (See "Risks of Investing in the Funds"). For additional information on these and other investments and investment restrictions, see "Description of Securities and Investment Practices," "Investment Restrictions," and the SAI.

RISKS OF INVESTING IN THE FUNDS


Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, an investment in ESC Strategic Small Cap Fund and ESC Strategic Value Fund may entail special risks because the Funds are not required to be diversified. As non-diversified funds, the Funds are not subject to certain regulatory limits, including limits on the size of their positions in individual issuers. To the extent the Funds exceed these limits, they will be more exposed to risks of particular issuers than a diversified fund. The Funds will, however, comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Also, investment in ESC Strategic Small Cap Fund and ESC Strategic Value Fund may entail other special risks because they may (or will in the case of ESC Strategic Small Cap Fund) have substantial investments in small capitalization stocks. Investments in small companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.


There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser and Managers monitor developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the amount of that respective Fund's investment in any single issuer.


Foreign Securities (All Funds except ESC Strategic Asset Preservation Fund). Investing in the securities of issuers in any foreign country, including ADRs, EDRs, and similar instruments, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency, and related ADRs and EDRs, and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.


Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis, and a Fund may from time to time have foreign currency holdings pending investment. When a Fund converts its foreign currency holdings, it will incur costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through a Fund's flexible policies, Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments. See the SAI for further information about foreign securities.

Special Considerations Concerning Emerging Markets: Investment in emerging market countries presents risk in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are character-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

Interest Rate Risk. Changes in interest rates affect the value of securities in a variety of ways, not all of which are predictable. The most direct effect of interest rate changes, however, is on fixed income securities. Generally, the current market value of fixed income securities falls as interest rates rise and rises as interest rates fall. The effect of interest rate changes on the market value of a security is typically greater the longer the remaining term of the security. Changes in interest rates on short and/or longer term securities also affect the yield on fixed income securities of particular maturities which can be purchased by a Fund. Each of the Funds may invest in fixed income securities, and ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund will generally be substantially invested in such securities. ESC Strategic Income Fund, because of the longer-term securities in which it generally invests, will typically be more vulnerable to the effects of interest rate risk on the market value of its portfolio securities than ESC Strategic Asset Preservation Fund, which invests in shorter term instruments. The yield to maturity on particular securities will vary depending on prevailing interest rates for such securities at the time of the investment. Because of its shorter term investments, the yield from ESC Strategic Asset Preservation Fund will tend to be more quickly affected by interest rate changes than will that of ESC Strategic Income Fund.


Risks of Lower Rated and Non-Investment Grade Securities and Sovereign Debt Obligations. ESC Strategic Income Fund, ESC Strategic Asset Preservation Fund and ESC Strategic Value Fund may invest in securities rated Baa by Moody's and/or BBB by S&P if, in the opinion of the Manager(s), the yield is commensurate with the risk involved. These securities (and securities deemed of comparable quality by a Manager) have speculative characteristics. A description of the characteristics of ratings of securities in which a Fund may invest is attached as an Appendix.



ESC Strategic Income Fund and ESC Strategic Value Fund may invest in securities rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade and comparable unrated securities (commonly known as "junk bonds") offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which ESC Strategic Income Fund and ESC Strategic Value Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or other NRSROs (i.e., rated C by Moody's or CCC or lower by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of its respective shares. Therefore, an investment in a Fund that invests in securities of this type should not be considered as a complete investment program for all investors.


The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value its portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, a Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund's assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The recent economic recession has resulted in default levels in excess of historic averages.

Investing in sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which several of the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to default on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities," above.

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue on an effective yield basis for original issue discount and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends.


In an effort to reduce credit risk, the ESC Strategic Income Fund diversifies its holdings among many issuers. As of March 31, 1997, the ESC Strategic Income Fund held securities of 57 issuers.


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                                       23

--------------------------------------------------------------------------------


The chart below shows, on a dollar-weighted basis, the credit quality characteristics of the Strategic Income Fund. The chart reflects average percentages of the Strategic Income Fund's assets invested in bonds having the ratings shown below, based upon the Strategic Income Fund's portfolio holdings at March 31, 1997.



                                                              PERCENT OF
RATINGS                                                         ASSETS
-------                                                       ----------
Cash & Equivalents..........................................     0.69%
Aaa/AAA.....................................................    34.80
Aa/AA.......................................................    11.88
A/A.........................................................     5.53
Baa/BBB.....................................................     0.00
Ba/BB.......................................................     6.43
B/B.........................................................    39.27
Caa/CCC.....................................................     0.00
Ca/CC.......................................................     0.00
Lower.......................................................



                                                              PERCENT OF
UNRATED, BUT EQUIVALENT TO                                      ASSETS
--------------------------                                    ----------
B/B.........................................................     1.40%


The above chart is intended solely to provide disclosure about the ESC Strategic Income Fund's asset composition at March 31, 1997. The asset composition after this time may or may not be approximately the same as shown above. The chart reflects ratings by Moody's where they were available, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Investment Adviser may not necessarily agree with a rating assigned by Moody's, S&P or another credit rating agency.

Municipal Lease Obligations. Municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. For more information on risks of municipal lease investments, see the SAI.

Short Sales. A Fund will incur a loss as a result of a short sale (other than a short sale against the box) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. To limit these risks, a Fund's short sales (other than short sales against the box) will be only with respect to securities fully listed on a national securities exchange and will not at any time exceed a dollar amount equal to 25% of the Fund's net equity. Further, a Fund's short sales of securities of a single issuer will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer.


Risks of Illiquid Securities. A Fund may invest up to 15% of their net assets, measured at the time of investment, in illiquid securities. Illiquid securities include those on which there are legal restrictions on trading ("restricted securities") as well as those for which there is a limited trading market. These securities may be difficult for a Fund to sell and may also be difficult to value accurately, requiring a greater degree of judgment as to valuation by the Fund's Board of Directors, with a consequent effect on the Fund's share value. Securities with a limited trading market may also be more difficult to sell at a fair price.


Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the

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                                       24

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underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so. Options transactions involve, additionally, risks similar to those described below in "Risks of Futures and Related Options Transactions."

Currency Risk. Most of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. The Funds may, however, engage in foreign currency transactions to protect their portfolios against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. (See below.) The Funds cannot assure that these techniques will always be successful.


Foreign Currency Options. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Fund will not speculate in options on foreign currencies.


There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Risks of Futures and Related Options Transactions. There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or securities prices. There can be no guarantee that a Manager's forecasts about market values, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in

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                                       25

--------------------------------------------------------------------------------

the securities being hedged. The skills required to invest successfully in futures and options may differ from skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.


The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets and, except for ESC Strategic Asset Preservation Fund, also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC") and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.


Risks of Forward Foreign Currency Contracts. The precise matching of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. There can be no assurance that new forward contracts or offsets will always be available to a Fund.


Risks of Real Estate Investment Trusts ("REITs"). ESC Strategic Value Fund's investments in REITs may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.


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                                       26

--------------------------------------------------------------------------------

MANAGEMENT STRATEGIES

The Adviser uses various strategies intended to increase the return of the Funds and to lower their volatility, to the extent consistent with the objectives of each Fund, by (a) strategically allocating assets to specific categories, markets and Managers, (b) identifying and retaining Managers who have achieved superior records and have appropriately divergent management styles, and (c) monitoring Managers' performance and adherence to stated styles.

Multiple Manager Strategy. The Adviser expects to use the Multiple Manager Strategy for certain of the Funds from time to time. Under this strategy, the Adviser allocates portions of a Fund's assets among multiple specialist managers with dissimilar investment styles and security selection disciplines. The Adviser monitors the performance of both the total Fund portfolio and of each Manager and will reallocate Fund assets among individual Managers, or recommend to the Company that it employ or terminate particular Managers, to the extent the Adviser deems appropriate to achieve the overall objectives of the particular Fund. The Adviser intends to recommend reallocations if, under the Adviser's strategic analysis, a Manager's allocation becomes over-weighted as a result of extended appreciation and in order that undervalued securities and management styles receive additional allocations. Under certain circumstances, when deemed in the best interests of a Fund and its shareholders, the Adviser may recommend that a Manager's allocation be set temporarily at zero.

The Multiple Manager Strategy is based on analysis of performance of investment managers which indicates that even highly successful investment managers experience variations in performance which may be caused by factors or conditions that affect the particular universe of securities emphasized by that investment manager or otherwise impact his particular investment style. By recognizing the effect of these factors on particular Managers, the Adviser can reallocate or rebalance the assets of a Fund among Managers from time to time to provide a more favorable risk/reward relationship. As a result of this strategy, the Adviser hopes both to increase the prospects for investment return and to reduce market risk.

To the extent the Adviser is successful in (a) identifying and retaining Managers who have achieved superior investment records and have appropriately divergent investment styles, (b) monitoring Managers' performance and adherence to stated styles, and (c) strategically allocating Fund assets among multiple Managers, over time the Adviser believes the Funds with multiple Managers may achieve a better rate of return with lower volatility than would typically be expected of any one management style.

The Adviser selects Managers based on the continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Managers, and the Adviser does not anticipate frequent changes in Managers. Criteria for employment of Managers include, but are not limited to, the following:

(1) Managers must display discipline and thoroughness in pursuit of stated investment objectives.

(2) Managers must maintain over time consistently above-average performance. Most importantly, Managers must display an ability to conserve values in down markets.

(3) Managers must demonstrate a high level of service and responsibility to clients. The Adviser monitors continually the performance of Managers as well as management firm staffs and organizations to assess overall competence.

The Company has received an exemptive order (the "Order") from the Securities and Exchange Commission that will permit, subject to certain conditions, the Adviser to retain new Managers (except a Manager affiliated with the Adviser) without shareholder approval of the contracts with those Managers. Within 60 days of such retention of a new Manager, shareholders of any affected Fund will receive information similar to what would have been provided in a proxy statement, except for fees to be paid to the

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                                       27

--------------------------------------------------------------------------------

Manager. The Order relieves the Company from requirements to disclose fees paid to individual Managers (except Managers affiliated with the Adviser, such as EAM) in the prospectus and other documents. Aggregate advisory fees paid by each Fund, aggregate fees paid to Managers of each Fund, fees retained by the Adviser with respect to each Fund and fees paid to Managers affiliated with the Adviser will be disclosed.

From time to time, the Adviser may recommend that the services of a Manager be terminated. The criteria for termination include, but are not limited to, the following:

(1) Departure of key personnel from the Manager's firm.

(2) Acquisition of the Manager by a third party.

(3) Change in or departure from investment style.

(4) Inadequate investment process which could result in inconsistent security selection.

Multiple Asset Strategy. In the Adviser's view, approximately 94% of return variability among investment portfolios is attributable to asset allocation. Therefore, short-term risk of price volatility associated with equity investments should be reduced by broad representation in asset groups that historically have lower market risk than equities -- principally fixed income securities.

Multiple Market Strategy. For certain Funds, the Adviser will seek to reduce market risk through exposure to international markets which, as a group, have exhibited counter-cyclical characteristics compared to U.S. markets. The U.S. equity market capitalization currently represents approximately 43% of global equity market capitalization. Additional return benefits may be achieved by the broader security selection available in international markets.

Emerging Company/Mature Market Strategy. When a Fund invests in mature markets, the Adviser will seek above-average return by allocating assets to Managers that invest in companies (a) with earnings growth that exceeds that of the economy,
(b) that have a market capitalization less than the average for that market, and
(c) that are under-recognized by investors. The Adviser's analysis indicates that, over time, such stocks tend to outperform larger capitalization indices and are less subject to macro-economic, cyclical forces.

Emerging Market Strategy. The Adviser will seek to enhance investment return for ESC Strategic Global Equity Fund and ESC Strategic Income Fund through investing in emerging markets that are exhibiting or are in the early stages of exhibiting very high economic growth rates relative to countries in the Organization for European Community Development ("OECD"). An emerging market may be defined as any country considered to be emerging or developing by the World Bank or the United Nations. Currently, the Adviser anticipates emphasis, for Funds using this strategy, in Latin America (Argentina, Brazil, Chile, Columbia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela) and Asia (China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand). It is anticipated that countries in Southern and Eastern Europe, the Mid-East and Africa will be added to this list. For special risks of investing in emerging markets, see "Risks of Investing in the Funds."

Domestic/International Equity Allocation Model (DIEA Model). For the ESC Strategic Global Equity Fund, the Adviser will determine the weighting in the Fund's portfolio between U.S. and international markets by using the DIEA Model. This model considers (a) U.S. Gross National Product ("GNP") as a percentage of the world economy, based on calculations by the World Bank, and (b) the trend of U.S. Gross Domestic Product ("GDP") growth relative to other international developed market and emerging market categories of equity assets represented in the Fund's portfolio. The World Bank currently estimates that the GNP of the United States comprises 34% of the world economy. This percentage has declined from 47% in 1970 and is expected to decline further given 2% expected growth in developed OECD markets as compared to 6.5% expected growth in emerging markets. Ac-

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                                       28

--------------------------------------------------------------------------------

cordingly, the initial allocation to U.S. equities is expected to be no greater than 33%. Emerging markets will generally comprise between 40% to 60% of the international component or about 35% of the total investment assets. From time to time, the Adviser may allocate Fund assets to fixed income or other securities when these allocations are expected to provide returns comparable to those normally associated with equity securities.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Directors are William Howard Cammack, Sr.; William Howard Cammack, Jr.; J. Bransford Wallace; Brownlee O. Curry, Jr.; and E. Townes Duncan. Additional information about the Directors, as well as the Company's executive officers, may be found in the SAI under the heading
"Management -- Directors and Officers."

THE ADVISER: EQUITABLE SECURITIES CORPORATION


Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange, Inc. Together with predecessors, the Adviser has been in business since 1930. Through its IMES Consulting Group, the Adviser provides consulting services to clients regarding the strategic allocation of assets and the selection and monitoring of investment management firms. The Adviser serves as General Partner of several private, unregistered limited partnerships. The Company is the Adviser's first registered investment company client. One of the Managers, EAM, is a subsidiary of the Adviser's subsidiary, Equitable Trust Company, and is, therefore, an affiliate of the Adviser. The Adviser and its affiliates had approximately $1.3 billion under management at December 31, 1996.



For the advisory services it provides the Funds, the Adviser receives from each Fund fees, payable monthly based on average daily net assets, at an annual rate based on the Fund's average net assets. Fees are 0.50% for ESC Strategic Asset Preservation Fund; 1.00% for ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, and ESC Strategic Income Fund; and 1.25% for ESC Strategic Growth Fund and ESC Strategic Value Fund. These fees (except for ESC Asset Preservation Fund) are higher rates than advisory fees paid by most other investment companies and are used by the Adviser to pay fees to the Managers. Fees paid to Equitable Asset Management, Inc. for the fiscal year ended March 31, 1997 were .16% with respect to ESC Strategic Appreciation Fund, .73% with respect to ESC Strategic Small Cap Fund, .03% with respect to
ESC Strategic Asset Preservation Fund and .12% with respect to ESC Strategic Growth Fund, as a percentage of each Fund's assets. Aggregate fees paid by each Fund to the Adviser, aggregate fees paid by the Adviser to the Managers of each Fund, and fees retained by the Adviser with respect to each of the Funds for the fiscal year ended March 31, 1997, expressed as a percentage of the assets of each Fund, were as follows: ESC Strategic Appreciation Fund, .99%, .64% and
 .35%; ESC Strategic Global Equity Fund, .99%, .50% and .49%; ESC Strategic Small Cap Fund, .95%, .73% and.22%; ESC Strategic Income Fund, 1.00%, .25% and .75%; ESC Strategic Asset Preservation Fund, .25%, .03% and .22%; and ESC Strategic Growth Fund, 0%, .12% and 0%. Pursuant to an exemptive order received from the Securities and Exchange Commission, the Funds are not required to disclose fee rates or fees paid to individual Managers that are not affiliated with the Adviser. The Adviser has agreed to limit the expenses of the Funds to the following percentages of each Fund's net asset value: ESC Strategic Appreciation Fund -- 2.00% (Class A) and 2.50% (Class D); ESC Strategic Global Equity
Fund -- 2.50% (Class A) and 3.00% (Class D); ESC Strategic Small Cap
Fund -- 2.00% (Class A) and 2.50% (Class D); ESC Strategic Income Fund -- 2.00% (Class A) and 2.50%


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                                       29

--------------------------------------------------------------------------------


(Class D); ESC Strategic Asset Preservation Fund -- 1.00%; ESC Strategic Growth Fund -- 2.00% (Class A) and 2.50% (Class D); and ESC Strategic Value Fund 2.00% (Class A) and 2.50% (Class D). For the period ended March 31, 1997, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $30,428 and $7,185 for the Asset Preservation Fund and the Growth Fund, respectively. No reimbursements were necessary for the Appreciation, Global Equity, Small Cap, or Income Funds. Absent this waiver agreement, Advisory fees would have been $60,856 and $7,185 for the Asset Preservation and Growth Funds, respectively. The Adviser received fees of 419,329, $207,116, $652,644 and $380,147 from the Appreciation, Global Equity, Small Cap, and Income Funds, respectively, for the period ended March 31, 1997. The Value Fund had not yet commenced operations as of March 31, 1997.



W. Howard Cammack, Jr. has primary responsibility for the Adviser's advice to the Funds. Mr. Cammack joined the Adviser in 1979. He is presently a Managing Director, is head of the Adviser's Investment Management and Fiduciary Services Group, and is a member of the Board of Directors of the Adviser, Equitable Trust Company, and EAM. In 1986, Mr. Cammack organized the Adviser's IMES Consulting Group, which he oversees. Mr. Cammack received a Bachelor's degree in history from Tulane University in 1979.


THE MANAGERS


GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 740, San Diego, California 92121, was newly formed in 1994 by a group of seven individuals previously associated with other investment advisory firms and collectively having approximately 60 years' investment management experience. The firm specializes in management of domestic and international equity securities. As of March 31, 1997 the firm had approximately $639 million of assets under management.



Llama Asset Management Company, L.P., One McIlroy Plaza, Suite 302, Fayetteville, Arkansas 72701 organized in 1988, is an investment advisory firm that specializes in fixed income investments. The firm provides investment management to pension plans, insurance companies, hospitals, and other institutional investors and individuals. As of March 31, 1997 the firm had approximately $196 million of assets under management.



Cincinnati Asset Management, Inc., 11300 Cornell Park Drive, Cincinnati, Ohio 45242 is an investment advisory firm specializing in high-yield debt securities, also known as junk bonds. The firm, organized in 1989 and majority owned by its chief executive officer, William S. Sloneker and family members, provides services to insurance companies, pension plans, other institutional investors and individuals. As of March 31, 1997 the firm had approximately $220 million of assets under management.



Murray Johnstone International Limited, 11 West Nile Street, Glasgow, Scotland G1 2PX, was organized in 1989 and manages $1.4 billion in assets for clients in North America, including other mutual funds. The firm is a wholly-owned subsidiary of the Murray Johnstone Group, whose origin goes back to 1907. The Group had approximately $1.4 billion of assets under management as of March 31, 1997. Murray Johnstone Group, in turn, is owned by United Asset Management Corporation, a New York Stock Exchange-traded company based in Boston.



Brandes Investment Partners, Inc., 12750 High Bluff Drive, San Diego, California 92130, has been providing investment advisory services since 1974 (including predecessors). Brandes Investment Partners, Inc. manages approximately $10.5 billion for individual, corporate, pension plan and other clients as of March 31, 1997.



Scott & Stringellow Capital Management, Inc., 909 East Main Street, Richmond, Virginia 23219, organized in 1982, is a registered investment adviser whose services focus on investment in small capitalization growth stocks. As of March 31, 1997, the firm has $447 million of assets under management.


Equitable Asset Management, Inc. ("EAM"), 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743, is a subsidiary of Equitable Trust Company, a single-purpose financial institution chartered under Tennessee banking statutes and a wholly-

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                                       30

--------------------------------------------------------------------------------


owned subsidiary of the Adviser. EAM began business as an investment adviser in 1988 and at March 31, 1997 managed approximately $356 million in assets. Frank
D. Inman has primary investment responsibility for equity management at EAM, including EAM's services to ESC Strategic Appreciation Fund, ESC Strategic Small Cap Fund and ESC Strategic Growth Fund. Mr. Inman joined Equitable Securities Corporation in May of 1988 where he is a Managing Director. Prior to that date, Mr. Inman was Director of Institutional Equity Sales at Interstate Securities in Charlotte, North Carolina. Mr. Inman received a Bachelors degree in English from the University of Georgia in 1973 and a Masters degree in Business Administration from Georgia State University in 1979.


Primary investment responsibility for fixed income investments at EAM, including EAM's services to ESC Strategic Asset Preservation Fund, resides with Gary F. Poling, First Vice President and Investment Officer of Equitable Trust Company and First Vice President of EAM. Prior to joining Equitable Trust Company, Mr. Poling was First Vice President and Senior Portfolio Manager of Sovran Bank/Tennessee's Trust Division. Previously, he was an investment representative with Merrill Lynch, Pierce, Fenner and Smith, Inc. Mr. Poling received a Bachelor of Science degree in Finance from East Tennessee State University in 1972. He is also a Certified Financial Planner, a Registered Financial Planner, a Certified Trust and Financial Adviser, and a Certified Financial Relationship Counselor.


Primary investment responsibility for management of the ESC Strategic Value Fund resides with C. Markes Hinton, Jr. Mr. Hinton joined Equitable Securities Corporation in August 1993 and as a Managing Director of firm has had primary investment responsibility for "value" equity management within EAM since January 1997. As a senior security analyst at the firm, Mr. Hinton's equity research responsibilities included manufactured housing, non-traditional finance and special situations. Prior to being associated with Equitable Securities Corporation, Mr. Hinton was a Senior Vice President in the research department of The Principal/Eppler, Guerin & Turner, Inc. for approximately two years. Previously, as a founder and senior partner of Johnson, Rice & Company, Mr. Hinton was in charge of research operations from June 1987 until September 1991. While at Johnson, Rice & Company, Mr. Hinton specialized in "value stocks." He was responsible for publishing ValueQuest, an annual survey of "undervalued" securities. From 1984 through May 1987, he was a Vice President and, for a portion of this time, Director of Research at Howard, Weil, Labouisse & Freidrichs, Inc. specializing in energy securities. In more than three decades in the securities industry, his equity research coverage has included, in addition to the industries previously mentioned, airlines, coal, retailers, lodging, restaurants, publications, beverages and technology. Mr. Hinton received a Bachelor of Business Administration in finance from Southern Methodist University in 1963. He is a long-time member of the Houston Society of Financial Analysts as well as a NYSE Supervisory Analyst since 1970.


THE DISTRIBUTOR

The Adviser acts as Distributor for the Funds pursuant to a Distribution
Contract.


Each of the Funds offering two classes of shares has adopted a service and distribution plan ("Plan") with respect to each class of its shares. The Plans provide that Class A shares will pay the Distributor a fee up to an annual rate of 0.25% (which may include a 0.25% Service Fee) of the value of average daily net assets of Class A shares as reimbursement for its costs incurred for financing certain distribution and shareholder service activities related to Class A shares. For the period ended March 31, 1997, the Distributor received $42,069 $24,898, $127,326, $96,480 and $570 for the Income, Global Equity, Small
Cap, Appreciation and Growth Funds, respectively pursuant to Class A Plans. The Plans provide that Class D shares will pay the Distributor amounts up to an annual rate of 0.75% (which may include a 0.25% Service Fee) of the average daily net assets of Class D shares as reimbursement for its costs incurred to finance certain distribution and shareholder service activities related to Class D Shares. For the period ended March 31, 1997, the Distributor re-


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                                       31

--------------------------------------------------------------------------------


ceived $10,963, $30,169, $108,542, $23,480 and $279 for the Income, Global
Equity, Small Cap, Appreciation and Growth Funds, respectively pursuant to Class D Plans. ESC Strategic Asset Preservation Fund, which has only one class of shares, has adopted a Plan substantially the same as that for Class A shares of the other Funds. For the period ended March 31, 1997 the Distributor received $17,770 pursuant to the Plan for ESC Strategic Asset Preservation Fund. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. The Value Fund had not commenced operations as of March 31, 1997.



Under each of the Plans, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Selling dealers may be paid amounts, at the end of each year, totaling up to 0.25% of the average daily net asset value of Class A shares and for the sole class of shares of Asset Preservation Fund, and 0.75% of the average daily net asset value of Class D shares in their clients' accounts. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.


SERVICE ORGANIZATIONS

Payments may be made by the Funds or by the Adviser to various banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") for providing administrative services for the Funds and their shareholders, such as maintaining shareholder records, answering shareholder inquiries and forwarding materials and information to shareholders. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of either class (and of the sole class of Asset Preservation Fund) owned by shareholders with whom the Service Organization has a servicing relationship.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

ADMINISTRATIVE SERVICES


BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as Administrator of the Funds. BISYS Fund Services, Inc., also a subsidiary of The BISYS Group, Inc. ("BFSI") serves as Transfer Agent and Fund Accountant to the Funds.



Pursuant to an Administration Agreement with the Company, BISYS provides management and administrative services necessary for the Funds', including, among other things: (i) preparation of shareholder reports and communications;
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


custodian, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for the conducting the business of the Funds and pays the compensation of the Funds' officers and employees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.



For the period ended March 31, 1997, the former Administrator, Furman Selz LLC, was entitled to and received fees in the amount of $13,579; $43,472; $22,578; $63,535 and $44,387 from the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Furman Selz LLC voluntarily waived administration fees of $6,790 for the Asset Preservation Fund. BISYS as successor Administrator was entitled to and received fees in the amount of $4,678; $13,550; $8,489; $33,009, $18,512 and $862 from the Asset Preservation,
Income, Global Equity, Small Cap Appreciation Funds and Growth, respectively. BISYS voluntarily waived fees of $2,338 and $862 for the Asset Preservation and Growth Funds. The Value Fund had not commenced operations as of March 31, 1997.



Pursuant to a Transfer Agency Agreement between the Company and BFSI, BFSI provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $10,000 for each Fund, plus out-of-pocket expenses. For the period ended March 31, 1997, Furman Selz LLC, as former transfer agent, was entitled to and received fees in the amount of $7,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds, respectively as well as fees in the amount of $20,812 for the Small Cap Fund. BFSI, as Transfer Agent, was entitled to and received fees in the amount of $2,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds, respectively as well as fees in the amount of $12,470 and $1,774 for the Small Cap and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997.



Pursuant to a Fund Accounting Agreement between the Company and BFSI assists the Company in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses. For the period ended March 31, 1997, the former Fund Accountant, Furman Selz LLC, earned for fund accounting services excluding out-of-pocket expenses $22,500 for each of the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. BFSI, as successor Fund Accountant, earned for fund accounting services excluding out-of-pocket expenses $7,500 for each of the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds; and $5,323 for the Growth Fund. The Value Fund had not commenced operations as of March 31, 1997.


OTHER EXPENSES

Each Fund bears all costs of its operations other than expenses specifically assumed by the Administrator, the Adviser, the Managers or other service providers. In addition to the fees to service providers, described above, the costs borne by the Funds, some of which may vary between the classes for Funds with two classes, as noted above, include: legal and accounting expenses; Directors' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparing and distributing reports, proxy statements and prospectuses to existing shareholders. Each Fund bears its own expenses associated with its establishment as a portfolio of the Company; these expenses are amortized over a five-year period from the commencement of a Fund's operations. Company expenses directly attributable to a Fund or class are charged to that Fund or class; other expenses are allocated proportionately among all of the Funds and classes in the Company in relation to the net assets of each Fund and class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement and Portfolio Management Agreements, each Manager places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, each Manager will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by Managers with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. To the extent permitted by, and subject to conditions of, applicable law and regulations, the Funds may purchase securities from an underwriting syndicate of which an affiliate of the Company, the Adviser, the Administrator or a Manager is a member (but not directly from such affiliate). Purchases and sales of common stocks are generally placed by a Manager with broker-dealers which, in the judgment of the particular Manager, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Managers. Broker-dealers selected to execute portfolio transactions for the Funds may include affiliates of the Company, the Adviser, Administrator or a Manager, provided the charge for any such transaction does not exceed usual and customary levels. A Manager may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Manager believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Manager. The Funds will not pay higher securities prices or higher mark-ups or mark-downs, in recognition of the value of research services provided by a securities dealer, on transactions with a securities dealer where the dealer sells securities to the Fund or purchases them from the Fund, on a principal basis.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Managers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

--------------------------------------------------------------------------------

FUND SHARE VALUATION


The net asset value per share for each class of shares of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") on each business day (generally 4:00 p.m. Eastern time), on each day the NYSE is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Managers, BISYS and BFSI, are accrued daily and taken into account for the purpose of determining the net asset value.


Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be expressed for valuation purposes in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

With respect to options contracts sold by a Fund, the Fund records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

--------------------------------------------------------------------------------
PRICING OF FUND SHARES


Orders for the purchase of shares of each class will be executed at the net asset value per share of that class plus any applicable sales charge (the "public offering price") next determined after an order has been received in proper order by the Funds, or by an authorized broker, investment adviser or Service Organization and transmitted to the Funds by 4:00 p.m. Eastern Time. (See "Purchase of Fund Shares.") The sales charge on purchases of each class of shares of the Funds (except ESC Strategic Asset Preservation Fund, which has no sales charge) is as follows:


                                                                SALES CHARGE A      AMOUNT OF SALES
                                                                 PERCENTAGE OF      CHARGE REALLOWED
                                                              -------------------   TO DEALERS AS A
                                                               PUBLIC      NET       PERCENTAGE OF
                                                              OFFERING    AMOUNT    PUBLIC OFFERING
CLASS A SHARES                                                 PRICE     INVESTED        PRICE
--------------                                                --------   --------   ----------------
Amount of Investment
Less than $100,000..........................................    4.50%      4.71%          4.00%
$100,000 but less than $250,000.............................    3.50%      3.63%          3.00%
$250,000 but less than $500,000.............................    2.50%      2.56%          2.25%
$500,000 but less than $1,000,000...........................    2.00%      2.04%          1.75%
$1,000,000 and over.........................................    None       None           None
CLASS D SHARES
------------------------------------------------------------
Amount of Investment
Less than $1,000,000........................................    1.50%      1.52%          1.25%
$1,000,000 and over.........................................    None       None           None

The sales charge will not apply to shares of either class purchased by: (a) trust, investment management and other fiduciary accounts managed by the Adviser or a Manager pursuant to a written agreement; (b) any person purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed by the Adviser or a Manager pursuant to a written agreement; (c) any person purchasing shares with the proceeds of a redemption of shares of a mutual fund, other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


than ESC Strategic Funds, Inc., that were originally purchased with a sales load; (d) BISYS or any of its affiliates; (e) Directors or officers of the Funds; (f) directors or officers of BISYS, the Adviser or a Manager, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (g) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Company and the Plan Sponsor, so long as such shares are purchased through the Distributor; or (h) any person purchasing shares within an asset allocation or fee based program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families. In addition, the sales charge does not apply to sales to bank trust departments, acting on behalf of one or more clients, of shares having an aggregate value equal to or exceeding $200,000.


See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales charge paid to acquire shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

  Right of Accumulation


Each Fund (except ESC Strategic Asset Preservation Fund, which imposes no sales charge) permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares of those Funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of these Funds valued at $100,000 and purchased an additional $20,000 of Class A shares of the Funds (totaling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Class A shares of the Funds. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.


  Letter of Intent

The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of a particular Fund. Shares of such Fund previously purchased during a 90-day period prior to the date of receipt by the Funds of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Funds of such prior purchases.

A Letter of Intent (which is not applicable to investments in ESC Strategic Asset Preservation Fund or in Class D shares of the other Funds) permits an investor to establish a total investment goal to be achieved by any

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Distributor in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.


The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the Letter of Intent provides that a sufficient number of escrowed shares will be liquidated to reimburse the Distributor to the extent of the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Funds, increase the amount of the stated goal. In that event, shares purchased during the previous 90 day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Funds.

--------------------------------------------------------------------------------

MINIMUM PURCHASE REQUIREMENTS


The minimum initial investment in the Funds is $1,000, except that the minimum is $500 for an IRA or other qualified retirement plan. Any subsequent investments must be at least $50, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. However, a separate application is required for IRA and other qualified retirement plan investments. The Distributor reserves the right to reject purchase orders. The officers of the Company are authorized to waive the minimum initial and subsequent investment requirements of the Funds.


--------------------------------------------------------------------------------

PURCHASE OF FUND SHARES


All funds received by the Funds are invested in full and fractional shares of the indicated class of the appropriate Fund. Certificates for shares are not issued. BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.


Each Fund, except ESC Strategic Asset Preservation Fund, offers investors a choice of two classes of shares which differ principally with respect to sales charges and the rate of expenses to which they are subject. Investors may select the class which better suits their investment needs.

For Funds offering two classes of shares, a prospective investor, in selecting between the classes, should consider the impact of the sales charge together with the cumulative effect of the Service and Distribution Fees for each class over the anticipated period of investment, as well as the effect of any sales charge waivers to which the investor may be entitled. Investors should be aware that other expenses attributable to each class may differ slightly due to the allocation to each class of certain "class spe-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

cific" expenses, including distribution and marketing expenses and federal and state securities registration fees. Finally, investors should be aware that persons selling shares of the Funds may receive different levels of compensation for sales of Class A and Class D shares. See "Purchase of Fund Shares" and "Management of the Funds -- The Distributor".

An investment may be made using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, a Purchase Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Funds to place the order.


Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Funds prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.



From the Distributor. Shares may be purchased directly from the Distributor by sending a completed Purchase Application together with a money order, check or other negotiable bank draft to ESC Strategic Funds, Inc., P.O. Box 182487, Columbus, Ohio 43218-2487. No third party or foreign checks will be accepted.



By Wire. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the applicable Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. The bank will normally charge a fee for handling the transaction. A completed Account Application must be overnighted to the Funds at ESC Strategic Funds, Inc. c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Funds at 1-800-261-FUND (3863) prior to 4:00 p.m., Eastern Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Funds, the Distributor and the custodian bank are all open for business. To purchase shares by a Federal funds wire, investors should first contact the Funds for complete wiring instructions.



Investors who have read the Prospectus may establish a new regular account by wire; IRAs and other qualified retirement plan accounts may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all dividends and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. By using the Purchase Application, an investor may specify other distribution options and may add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.


Institutional Accounts. Bank trust departments and other institutional accounts, not subject to sales charges, may place orders directly with the Funds by telephone at 1-800-261-FUND (3863).

Automatic Investment Program. An eligible shareholder may also participate in the ESC Strategic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may commence their participation in this program with a minimum initial investment of $1,000 and may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month or calendar quarter into their established Fund account. Contact the Fund for more information about the ESC Strategic Automatic Investment Program.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RETIREMENT PLAN ACCOUNTS


All Funds may be used as a funding medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $500. Completion of a special application is required in order to create such an account. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, call the Funds at 1-800-261-FUND
(3863).


--------------------------------------------------------------------------------

EXCHANGE OF FUND SHARES

The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund in the Company. Shares of a particular class of a Fund may be exchanged only for shares of that same class in another Fund, with no sales charge. Shares of ESC Strategic Asset Preservation Fund may be exchanged for shares of another Fund with payment of the applicable sales charges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $2,000. There is no minimum for subsequent exchanges, and no service fee is imposed for an exchange. The Funds may terminate or amend the terms of the exchange privilege at any time upon 60 days' notice to shareholders.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.


Exchange by Mail. To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Funds. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made;
(d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.


Exchange by Telephone. To exchange Fund shares by telephone or to ask any questions, shareholders may call the Funds at 1-800-261-FUND (3863). Please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) if applicable, the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it rea-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


sonably believes to be genuine. The Funds reserve the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.



Automatic Exchange Program. The Automatic Exchange Program enables shareholders to make regular, automatic withdrawals from an Investor A Share or Investor D Share account in a Portfolio and use those proceeds to automatically make purchases of the same class of Shares in another Portfolio. With shareholder authorization, The Fund's Transfer Agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Shares of the Portfolio designated by the shareholder on the date of such deduction.



In order to participate in the Automatic Exchange Program, shareholders must make a minimum initial purchase of $5,000 and maintain a minimum account balance of $1,000. Automatic exchanges may be done on a monthly, quarterly, semi-annual or annual basis in a stated amount of not less than $100. Additionally, shareholders must complete the supplementary authorization form which may be obtained from their investment representative or the Fund. To change instructions with respect to the Automatic Exchange Program or to discontinue this feature, shareholders must send a written request to their investment representative or to the Fund. The Automatic Exchange Program may be amended or terminated without notice at any time by the Fund.


--------------------------------------------------------------------------------

REDEMPTION OF FUND SHARES

Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Funds. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized.

Where the shares to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to three days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.


Redemption Methods. To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any


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                                       40

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required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


A shareholder may redeem shares using any of the following methods:

Through an Authorized Broker, Investment Adviser or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. These organizations are responsible for the prompt transmission of orders. The broker will contact the Funds and place a redemption trade. The broker may charge a fee for this service.


By Mail. Shareholders may redeem shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (a) the Fund name, class of shares (if applicable) and account registration from which shares are being redeemed; (b) the account number; (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) if the redemption request is to be sent to someone other than the registered address, a signature guarantee is necessary by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.



By Telephone. Shareholders may redeem shares by calling the Funds toll free at 1-800-261-FUND (3863). Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone redemption and telephone exchange will be suspended for a period of 10 days following a telephonic address change.


By Wire. Shareholders may redeem shares by contacting the Funds by mail or telephone and instructing the Funds to send a wire transmission to the shareholder's bank.

The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class (if applicable) and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on the shareholder's Purchase Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

Systematic Withdrawal Plan. An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

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                                       41

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Signature Guarantees.  To protect shareholder accounts, the Funds and the
Administrator from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Funds at 1-800-261-FUND (3863) for further details.

Reinstatement Privilege. A shareholder who has redeemed shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund, same class, and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales charge paid to acquire shares of a Fund may not be taken into account in determining gain or loss on the disposition of those shares.

Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder (not by market action) to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the account will not be redeemed.

Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have a Fund make payment, in whole or in part, in readily marketable securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of that Fund are valued generally. If the recipient were to sell such securities, he or she would incur brokerage charges.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL INCOME TAXATION

Each Fund intends to qualify annually to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income and substantially all of its net tax-exempt interest

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                                       42

--------------------------------------------------------------------------------

income, if any, the Fund generally will not pay any U.S. federal income or excise tax.


Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund will declare distributions of such income daily and pay those dividends monthly. ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund will make distributions of such income at least annually. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


In the case of ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.


Distributions will be paid in additional Fund shares of the relevant class based on the net asset value of that class at the close of business of the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of such month. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.


Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, in the case of Funds which do not declare dividends daily, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations. No portion of the dividends paid by ESC Strategic Income Fund or ESC Strategic Asset Preservation Fund is expected to so qualify. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in deter-

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                                       43

--------------------------------------------------------------------------------

mining the gain or loss on the disposition of those shares. This rule applies when shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

The Funds may be required to withhold Federal income tax of 31% ("backup withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Further information relating to tax consequences is contained in the SAI.

Shareholders will be notified annually by the Company as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES AND
INVESTMENT PRACTICES

U.S. Government Securities (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are

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                                       44

--------------------------------------------------------------------------------

supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.

Corporate Debt Securities (All Funds). A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the previously disclosed minimum ratings and maturity criteria established for the Fund under the direction of the Board of Directors and the Fund's Manager or, if unrated, are in the Manager's opinion comparable in quality to corporate debt securities in which the Fund may invest. See "The Funds." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral plus accrued interest will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Manager, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

Loans of Portfolio Securities (All Funds). To increase current income each Fund may lend its portfolio securities worth up to 5% of that Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information, see the SAI.

Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The repurchase price is ordinarily par plus accrued and unpaid interest. Generally, the

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                                       45

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remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 15% of that Fund's net assets.


ESC Strategic Value Fund may also purchase inverse floating rate obligations with coupon rates that vary inversely to the market rate of interest of the indexed instrument. To the extent the interest rate on the inverse floater varies more than the variation in the designated index, it may be deemed to be leveraged. Certain inverse floaters may also be deemed illiquid.


The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

Forward Commitments and When-Issued Securities (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund).A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Manager deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.


Mortgage-Related Securities (ESC Strategic Income Fund, ESC Strategic Value Fund and ESC Strategic Asset Preservation Fund). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees


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                                       46

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paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, a Manager may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the SAI.

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

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                                       47

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It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Managers will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

A Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing a Fund to more risk.

Foreign Securities (All Funds except ESC Strategic Asset Preservation Fund). These Funds may invest directly in both sponsored and unsponsored U.S. dollar-or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States ("Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to a Fund concerning unsponsored securities, for which the paying agent is located outside the United States. See "Risks of Investing in the Funds."

The Funds may purchase foreign securities traded in the United States or in foreign markets. The Funds may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit

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                                       48

--------------------------------------------------------------------------------

with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. For more information, see "Risks of Investing in the Funds."


ESC Strategic Value Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bakers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the Untied States ("Eurobonds"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, non-government foreign corporate debt securities and foreign mortgage and other, asset-backed securities. There may be less information available to the Fund concerning unsponsored securities, for which the paying agent is located outside the United States.


Forward Foreign Currency Transactions (All Funds except ESC Strategic Asset Preservation Fund).The Funds may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning forward foreign currency transactions.

Futures Contracts and Options (All Funds). The Funds may purchase and sell futures contracts on securities, currencies, and indices of securities, and write and sell put and call options on securities, currencies and indices of securities as a hedge against changes in interest rates, stock prices, currency fluctuations and other market developments, provided that not more than 5% of a Fund's net assets are committed to margin deposits on futures contracts and premiums for options. See the SAI for further information about futures and options. See "Risks of Investing in the Funds" for a discussion of risks related to investing in futures and options.

Municipal Obligations (ESC Strategic Asset Preservation Fund). When consistent with its investment objective and policies, including quality criteria, the Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Such Municipal Obligations may include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, stand-by commitments, municipal lease obligations and third party puts. For more information on Municipal Obligations, see "Risks of Investing in the Funds" in this Prospectus and "Investment Policies" in the SAI.


Short Sales (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value
Fund). A Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. Risks associated with short sales of securities are described under "Risks of Investing in the Funds."


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                                       49

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To complete a short sale, a Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by a Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. For additional limitations on short sales, see "Risks of Investing in the Funds."


Short Sales Against the Box (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund). A Fund may, in addition to engaging in short sales as described above, enter into a short sale of common stock such that when the short position is open, the Fund owns an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, the Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.



Investments in Real Estate or Interests in Real Estate Investment Trusts. (ESC Strategic Value Fund). The Fund may invest in equity or debt real estate investment trusts ("REITs"), real estate development and real estate related businesses. The Fund intends to invest the REIT portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interest in real estate. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. See "Risks of Investing in the Funds" for a discussion of risks related to REITs.



Other: The SAI contains information on other investments and investment practices authorized for the Funds, each of which is currently expected to affect less than 5% of the Fund's assets. These investments and practices for ESC Strategic Value Fund include: investing on a when-issued or delayed delivery basis; warrants; rights; in-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


vestment companies and investment funds; mortgage-related securities and other asset-backed securities; structured securities; swaps; zero coupon and deferred interest obligations; pay-in-kind securities; custodial receipts, trade claims, loan participations, equity-linked securities, sovereign debt obligations, arbitrage, foreign index-linked instruments, venture capital and leveraged buy-outs.


--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

The following restrictions are applicable to each of the Funds, except as otherwise indicated.


(1) Except for ESC Strategic Small Cap Fund and ESC Strategic Value Fund, no Fund may, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


(2) No Fund may purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities.

(3) No Fund may borrow money, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes. A Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets.

(4) No Fund may make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements with respect to its portfolio securities, and (c) purchase the types of debt instruments described in this Prospectus or the SAI.

For purposes of investment restriction number (1), ESC Strategic Asset Preservation Fund considers a Municipal Obligation to be issued by the governmental entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a non-governmental user, such user is deemed to be the issuer; such issuers, to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction (2), public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed with respect to that Fund only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

Additionally, as a non-fundamental policy, no Fund may invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice).


Except for limits on borrowing and on the investments in illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OTHER INFORMATION

CAPITALIZATION


ESC Strategic Funds, Inc. was organized as a Maryland corporation on November 24, 1993 and currently consists of seven separately managed portfolios. The Board of Directors may establish additional portfolios in the future. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.


VOTING

Shareholders have the right to vote in the election of Directors and on any and all matters on which, by law or under the provisions of the Articles of Incorporation, they may be entitled to vote. The Company is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. Each Fund's shareholders vote separately on matters affecting only that Fund and shareholders of each class within a Fund vote separately on matters affecting only that class, such as its service and distribution plan. For information concerning exemptive relief that permits the Company to retain new Managers without shareholder approval, see "Management of the Fund" and "Other Information -- Voting Rights" in the SAI.

The Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove a person serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Other Information -- Voting Rights" in the SAI.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund, a class or the Company, as applicable, means the vote of the lesser of: (1) 67% of the shares of the Fund (a class or the Company) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (a class or the Company).

PERFORMANCE INFORMATION

The Funds may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

Quotations of "yield" will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share (for each class, as applicable) on the last day of the period.

Quotations of yield reflect a Fund's (and its classes') performance only during the particular period on which the calculations are based. Yields will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, including class-specific expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a 62 hypothetical investment in shares of a Fund (or class) over periods of 1, 5 and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund (and class-specific expenses, as applicable) on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Performance information for the Funds may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

companies. Any performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

ACCOUNT SERVICES

All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.


BFSI provides fund accounting functions for the Funds, and provides personnel and facilities to perform shareholder servicing and transfer agency-related services for the Company.


SHAREHOLDER INQUIRIES


All shareholder inquiries should be directed to ESC Strategic Funds Inc., P.O. Box 182485, Columbus, Ohio 43218-2487.


General and Account Information:
(800) 261-FUND (3863).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPENDIX

DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows:
AAA -- judged to be the best quality and they carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA -- judged to have speculative elements, their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows:
AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:


Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG or VMIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows:
PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

INVESTMENT GRADE RATINGS: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE RATINGS: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. PLUS (+) OR MINUS
(-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF S&P'S RATING FOR MUNICIPAL NOTES AND SHORT-TERM MUNICIPAL DEMAND
OBLIGATIONS:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR SHORT-TERM CORPORATE DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 -- the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment -- however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful capacity for payment; D -- in payment default -- the "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   [ESC LOGO]


                            ESC STRATEGIC FUNDS, INC
                           ESC STRATEGIC FUNDS, INC.

                               3435 STELZER ROAD


                              COLUMBUS, OHIO 43219

                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

                       INVESTMENT ADVISER AND DISTRIBUTOR
                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee 37219-1743

                                 ADMINISTRATOR


                              BISYS Fund Services


                               3435 Stelzer Road


                              Columbus, Ohio 43219


                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                    COUNSEL

                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

--------------------------------------------------------------------------------

                            ESC STRATEGIC FUNDS, INC.
                                 (THE "COMPANY")
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-8001
              GENERAL AND ACCOUNT INFORMATION: (800) 261-FUND(3863)

                       EQUITABLE SECURITIES CORPORATION --
                       INVESTMENT ADVISER AND DISTRIBUTOR

                       BISYS FUND SERVICES--ADMINISTRATOR

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information ("SAI") describes the seven funds (the "Funds") advised by Equitable Securities Corporation.(the "Adviser"). The Funds are:

         -        ESC Strategic Appreciation Fund
         -        ESC Strategic Global Equity Fund
         -        ESC Strategic Small Cap Fund*
         -        ESC Strategic Income Fund
         -        ESC Strategic Asset Preservation Fund
         -        ESC Strategic Growth Fund
         -        ESC Strategic Value Fund

         Each Fund has distinct investment objectives and policies and several of the Funds have one or more Managers. See "Management." Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

         The Company is offering an indefinite number of shares of each class of each Fund.

         This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated July 29, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.

July 29, 1997.



----------
* Currently, shares of the Small Cap Fund are not being offered to the public.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INVESTMENT POLICIES                                                           3
   Bank Obligations                                                           3
   Commercial Paper                                                           3
   Corporate Debt Securities                                                  3
   Repurchase Agreements                                                      3
   Variable and Floating Rate Demand and Master Demand Notes                  4
   Loans of Portfolio Securities                                              4
   Foreign Securities                                                         5
   Forward Foreign Currency Exchange Contracts                                5
   Interest Rate Futures Contracts                                            5
   Stock Index Futures Contracts                                              6
   Option Writing and Purchasing                                              6
   Options on Futures Contracts                                               7
   Risks of Futures and Options Investments                                   9
   Limitations on Futures Contracts and Options on Futures Contracts          9
   Municipal Obligations                                                      9
   Municipal Lease Obligations                                               10
   Brady Bonds                                                               11
   Warrants and Rights                                                       12
   Investment Companies, Investment Funds                                    12
   Other Investment Policies of ESC Value Fund                               12
INVESTMENT RESTRICTIONS                                                      24
MANAGEMENT                                                                   27
   Directors and Officers                                                    27
   Investment Adviser                                                        30
   The Managers                                                              31
   Distribution of Fund Shares                                               34
   Administrative Services                                                   35
   Service Organizations                                                     36
DETERMINATION OF NET ASSET VALUE                                             38
PORTFOLIO TRANSACTIONS                                                       38
   Portfolio Turnover                                                        39
TAXATION                                                                     39
OTHER INFORMATION                                                            44
   Capitalization                                                            44
   Principal Shareholders                                                    45
   Voting Rights                                                             51
   Custodian, Transfer Agent and Dividend Disbursing Agent                   51
   Yield and Performance Information                                         52
   Independent Accountants                                                   53
   Counsel                                                                   53
   Registration Statement                                                    53
FINANCIAL STATEMENTS                                                         54

                               INVESTMENT POLICIES

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.


         Corporate Debt Securities (All Funds). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund. Unlike a nonconvertible corporate obligation, a convertible corporate obligation may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities, are senior to common stock in an issuer's capital structure and generally entail less risk than the issuer's common stock, although the extent that the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.


         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, a Fund's Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. A Manager will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

         The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

         Floating rate demand and master demand notes are similar to variable rate instruments except that their interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate.


         Inverse Floaters. Inverse floating rate obligations are fixed-income securities, that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.


         Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Foreign Securities (All Funds except ESC Strategic Asset Preservation
Fund). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

         Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Forward Foreign Currency Exchange Contracts (All Funds except ESC Strategic Asset Preservation Fund). Those Funds that purchase foreign currency-denominated securities may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Interest Rate Futures Contracts (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and its Manager anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if a Manager expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short- term securities or waiting for the long-term market to stabilize.


         Stock Index Futures Contracts (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


         The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

         Option Writing and Purchasing (All Funds). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 5% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 5% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

         Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Managers and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.


         It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.


         Options on Futures Contracts (All Funds). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

         A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

         The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

         A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

         Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio. Further, although a Manager may engage in transactions with respect to index-based futures contracts if the Manager believes a correlation exists between price movements in the index and in a Fund's portfolio securities, such a correlation is not likely to be perfect because the Fund's portfolio is not likely to duplicate the index, making the futures contract an imperfect hedge.

         Limitations on Futures Contracts and Options on Futures Contracts. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

         Municipal Obligations. (ESC Strategic Asset Preservation Fund). When consistent with its investment objectives and policies, including quality criteria, a Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, asset-backed certificates, commercial paper, short-term municipal notes, stand-by commitments, municipal lease obligations and third party puts. It may be anticipated that governmental, government-related or private entities will create other investments in addition to those described above. As new types of Municipal Obligations are developed, a Manager may, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations. Municipal Obligations in which a Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs are generally related to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is subject to the Federal alternative minimum tax.

         A Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank. The credit of either or both the issuer of the Municipal Obligations or of the selling bank must meet the Fund's credit quality standards. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest plus accrued interest, but only (a) when necessary to provide liquidity to the Fund, (b) to maintain the Fund's quality standards, or (c) in the event of a default under the terms of the Municipal Obligation.

         A Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives a Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller") the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." A Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         It is expected that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security, subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         There is no assurance that stand-by commitments will be available to a Fund nor does a Fund assume that such commitments would continue to be available under all market conditions.

         A Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to a Fund in this case will be that of holding a long- term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

         Municipal Lease Obligations. (ESC Strategic Asset Preservation Fund). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, the Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.


         Brady Bonds. (ESC Strategic Income Fund and ESC Strategic Value Fund). "Brady Bonds" are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.


         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


         Brady Plan debt restructurings totaling more than $80 billion have been implemented to date in Argentina, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds in respect of approximately $44 billion of bank debt but there can be no assurance that the circumstances regarding the issuance of Brady Bonds by Brazil will not change.


         Most Argentine and Mexican Brady Bonds and a significant portion of the Venezuela Brady Bonds issued to date are collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued collateralized Brady Bonds. While the Adviser anticipates that collateralized Brady Bonds will be issued by Brazil, there can be no assurance that any such obligations will be issued or, if so, when. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.


         Warrants and Rights (All Funds). The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Manager for inclusion in the Fund's portfolio.

         Investment Companies and Investment Funds (All Funds). Each Fund is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits each Fund from acquiring more than 3% of the outstanding voting shares of another investment company and limits such investments to no more than 5% of each Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Act also prohibits the Fund and other funds of the Company from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. To the extent the Fund invests a portion of its assets in investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Other Investment Policies of ESC Strategic Value Fund

         In respect of ESC Strategic Value Fund, some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in those countries is permitted by certain emerging market countries through investment funds. Any investment by the Fund in these investment funds would be subject to applicable law. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies. Such investment funds also involve an extra layer of expenses in addition to those of the Fund. Additionally such investment may carry U.S. tax consequences. See "Taxation" section for further explanation.

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         Mortgage-Related Securities.



         REMICs: A REMIC is a CMO that qualifies for special tax treatment under the code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

         Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, that must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.





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         SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing the Fund to more risk.

         Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, that is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

         Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

         It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

         As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         Other Asset-Backed Securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, that represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, known as collateralized obligations that are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

         Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

         The market for asset-backed securities is at a relatively early state of development. Accordingly, there may be a limited secondary market for such securities. Some of the asset-backed securities in which the Fund may invest are described below. Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust') whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, that may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating the maturity for purposes of its investment in asset-backed securities.

         Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Manager in accordance with credit-risk guidelines established by the Board of Directors.

         Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Manager wishes to accept while avoiding or reducing certain other risks.

         Swaps. Swap contracts are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

         The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

         Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         Zero Coupon Securities and Deferred Interest Obligations. The Fund may invest in zero coupon securities and deferred interest obligations issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest obligations is the credit risk that the issuer will be unable to make payment at maturity of the obligations.

         While zero coupon securities do not require the periodic payment of interest, deferred interest obligations generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest obligation, a typical period is approximately one-third of the obligation's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

         Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors; the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

         Custodial Receipts. The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities
(CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

         Loan Participations. Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent that borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.

         Pay-in-Kind Bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

         Trade Claims. The Fund may invest in trade claims. Trade claims are interest in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

         An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

         Equity-Linked Securities. The Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

         The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.

         PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

         ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

         LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.



         Arbitrage. The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Fund does not actively engage in arbitrage, such transactions

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may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

         Foreign Index-Linked Instruments. As part of its investment program, and to maintain greater flexibility, the Fund may invest in instruments which have the investment characteristics of particular foreign securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.

         Venture Capital. The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

         In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

         Such investments involve costs at the venture capital level which are in addition to those of the Fund.

         Leveraged Buyouts. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

         Non-Publicly Traded Securities; Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

         Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

         Each Fund, except as indicated, may not:

         (1) Except for ESC Strategic Small Cap Fund and ESC Strategic Value Fund, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes, provided that a Fund may make no purchases if its outstanding borrowings exceed 5% of its total assets;

         (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities.

         (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

         (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

         For restriction number 1, above, securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

         The following policies of the Funds are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

                  (a) Invest in companies for the purpose of exercising control or management;

                  (b) Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) a Fund may invest up to 10% of its total assets in shares of other investment companies;

                  (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

                  (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

                  (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Fund's Manager(s), the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

                  (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

                  (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;


                  (h) Except for ESC Strategic Value Fund, invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;


                  (i) Invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

                  (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS


         The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



NAME, ADDRESS AND AGE              POSITION WITH COMPANY            PRINCIPAL OCCUPATION
---------------------              ---------------------            --------------------
*William Howard                    Director and President          Equitable Securities Corporation
  Cammack, Sr. (1)                                                  - Chairman, Managing Director
800 Nashville City Center                                           and Director.
511 Union Street
Nashville, TN 37219-1743
Age: 65

*William Howard                    Director and Treasurer          Equitable Securities Corporation
  Cammack, Jr. (1)                                                  - Managing Director and Director.
800 Nashville City Center
511 Union Street
Nashville, TN 37219-1743
Age: 39


1 William Howard Cammack, Sr. and William Howard Cammack, Jr. are father and son.

NAME, ADDRESS
AND AGE                            POSITION WITH COMPANY                   PRINCIPAL OCCUPATION
-------------                      ---------------------                   --------------------
J. Bransford Wallace                Director                               Willis Coroon Corporations
26 Century Boulevard                                                       (insurance) - Vice Chairman
Nashville, TN 37214                                                        (1994); Chairman (1992-93);
Age: 65                                                                    various positions since prior to
                                                                           1989.

Brownlee O. Currey, Jr.             Director                               Osborn Communications, Inc. -
1100 Broadway                                                              Chairman; Nashville Banner
Nashville, TN 37203                                                        Publishing Company - President.
Age: 69

E. Townes Duncan                    Director                               Solidus (1997 to present); Comptronix
30 Burton Hill                                                             Corporation (contract
Suite 100                                                                  manufacturing) - Chairman and
Nashville, TN 37215                                                        Chief Executive Officer (1993-
Age: 44                                                                    1996); Massey Burch Investment
                                                                           Group (venture capital) -
                                                                           Principal (1985-1993).


John L. McAllister                  Assistant Secretary and Assistant      Equitable Securities Corporation
Age: 34                             Treasurer                              - Senior Vice President (1990-present);
                                                                           Copyright Management, Inc. -
                                                                           Analyst (1988-1989).



Ellen Stoutamire                    Secretary                              Employee of BISYS Fund Services; prior to
Age:  48                                                                   joining BISYS, principally employed as an
                                                                           attorney for past 15 years

Bruce Treff                         Assistant Treasurer                    Employee of BISYS Fund Services
Age:  30

Michael Sakala                      Assistant Treasurer                    Employee of BISYS Fund Services
Age: 32

R. Jeffrey Young                    Assistant Treasurer                    Employee of BISYS Fund Services
Age: 31

Alaina Metz                         Assistant Secretary                    Employee of BISYS Fund Services
Age:  29

         Directors of the Company not affiliated with the Adviser, any Manager or the Administrator receive from the Company an annual retainer of $2,000 and a fee of $250 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Adviser, a Manager or the Administrator do not receive compensation from the Company. Total Compensation disclosed below includes the annual retainer, meeting fees and out-of-pocket expenses.

                              DIRECTOR COMPENSATION
                     (FOR FISCAL YEAR ENDED MARCH 31, 1997)



                                                                                      TOTAL
                                              PENSION OR                           COMPENSATION
                                              RETIREMENT                               FROM
                                               BENEFITS            ESTIMATED        REGISTRANT
                          AGGREGATE             ACCRUED             ANNUAL           AND FUND
NAME OF                 COMPENSATION            AS PART            BENEFITS           COMPLEX
PERSON                      FROM                OF FUND              UPON             PAID TO
POSITION                 REGISTRANT            EXPENSES           RETIREMENT         DIRECTORS
--------                ------------           --------           ----------        -----------
J. Bransford               $7,412                  0                   N/A             $7,412
  Wallace

Brownlee O.                $8,647                  0                   N/A             $8,647
  Currey, Jr.

E. Townes                  $4,941                  0                   N/A             $4,941
  Duncan



         As of July 2, 1997, officers and Directors of the Company, as a group, owned .48% of the outstanding shares of ESC Strategic Small Cap Fund and 2.04% of the outstanding shares of ESC Strategic Value Fund.


INVESTMENT ADVISER


         Equitable Securities Corporation (the "Adviser") 511 Union Street, Nashville, Tennessee 37219-1743, serves as investment adviser to the Funds, providing overall supervision of the Managers. For Funds with multiple Managers, the Adviser determines what portion of each Fund's assets shall be allocated to each Manager from time to time. For these services, the Adviser receives from each Fund a fee at an annual rate of 0.50% for ESC Strategic Asset Preservation Fund; 1.0% ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, and ESC Strategic Income Fund; and 1.25% for ESC Strategic Growth Fund and ESC Strategic Value Fund. Out of these fees, the Adviser pays fees of the Managers. The Value Fund had not commenced operations as of March 31, 1997.


         Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.


         The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at its meeting held on April 4, 1994, and by the sole shareholder of the Funds on April 4, 1994, except that the initial approval of the Agreement by the Directors (including a majority of the independent directors) and sole initial shareholder within respect to ESC Strategic Growth Fund was on October 23, 1996, and such approvals with respect to ESC Strategic Value Fund were on January 14, 1997. The Agreement was recently re-approved at the January 14, 1997 Board of Directors meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

THE MANAGERS

         The Adviser has entered into Portfolio Management Agreements with one or more Managers for each Fund. Each Manager provides services to the particular Fund as Manager. The Funds' Managers are as follows:


         - ESC Strategic Appreciation Fund -- GlobeFlex Capital, L.P., Brandes Investment Partners, Inc., Scott & Stringfellow Capital Management, Inc. and Equitable Asset Management, Inc. (an affiliate of the Adviser).

         -        ESC Strategic Global Equity Fund -- GlobeFlex Capital, L.P.
                  and Murray Johnstone International Limited.

         - ESC Strategic Income Fund -- Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

         -        ESC Small Cap Fund --  Equitable Asset Management, Inc.
                  (a division of the Adviser's subsidiary, Equitable Trust Company).

         - ESC Strategic Asset Preservation Fund -- Equitable Asset Management, Inc.

         -        ESC Strategic Growth Fund -- Equitable Asset Management, Inc.

         -        ESC Strategic Value Fund -- Equitable Asset Management, Inc.


For more information on each Manager, see the Prospectus. The following is information regarding fees, in dollars and as a percentage of each Fund's assets, paid by the Adviser to Managers of each of the Funds for the periods indicated:


                                PERIOD ENDED                FISCAL YEAR ENDED           FISCAL YEAR ENDED
                               MARCH 31, 1995                MARCH 31, 1996              MARCH 31, 1997
                               --------------               -----------------           ------------------
ESC Strategic
Appreciation Fund:

Aggregate fees to
Adviser                       $55,847       .21%            $224,856      .95%          $419,329       .99%

Aggregate fees to
Manager*                      $45,074       .17%            $158,435      .67%          $271,888       .64%

Fees retained by
Adviser                       $10,773       .04%            $ 66,421      .28%          $147,441       .35%

Fees paid to Equitable
Asset Management              $11,554       .04%            $ 41,231      .17%           $66,053       .16%

ESC Strategic Global
Equity Fund

Aggregate fees to
Adviser                       $43,382       .25%            $156,881      1.0%          $207,116       .99%

Aggregate fees to
Manager*                      $22,009       .13%            $ 76,894      .49%          $104,400       .50%

Fees retained by
Adviser                       $21,373       .12%            $ 79,987      .51%          $102,716       .49%


                                  PERIOD ENDED                FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                 MARCH 31, 1995                MARCH 31, 1996                 MARCH 31, 1997
                                 --------------               -----------------             -----------------
ESC Strategic Small
Cap Fund

Aggregate fees (Net) to
Adviser                         $52,773       .16%            $199,170      .88%          $652,644       .95%

Aggregate fees to
Manager*                        $61,569       .19%            $166,841      .73%          $502,819       .73%

Fees retained by
Adviser                         $(8,796)     (.03)%           $ 32,329      .15%          $149,825       .22%

ESC Strategic Income
Fund

Aggregate fees (Net) to
Adviser                         $96,561       .25%             $373,088     1.0%           $380,147       1.0%

Aggregate fees to
Manager*                        $24,164       .06%             $ 93,525     .25%            $94,515       .25%

Fees retained by
Adviser                         $72,397       .19%             $279,563     .75%           $285,632       .75%

ESC Strategic Asset
Preservation Fund

Aggregate fees (Net) to
Adviser                          $8,250       .06%             $ 16,394     .13%            $30,428       .25%

Aggregate fees to
Manager*                         $    0         0%             $      0       0%             $3,157       .03%

Fees retained by
Adviser                          $8,250       .06%              $16,394     .13%            $27,271       .22%





                                                             INCEPTION DATE
                                                           (JANUARY 28, 1997)
                                                                THROUGH
                                                             MARCH 31, 1997
                                                            ----------------
ESC Strategic
Growth Fund

Aggregate fees to                                               $0      0%
Adviser

Aggregate fees to                                           $4,177    .12%
Manager

Fees retained by
Adviser                                                         $0      0%

                                                             INCEPTION DATE
                                                              (MAY 5, 1997)
                                                             --------------
ESC Strategic
Value Fund                                                     n/a        n/a

Aggregate fees to
Adviser                                                        n/a        n/a

Aggregate fees to
Manager                                                        n/a        n/a

Fees retained by
Adviser

* Pursuant to exemptive relief obtained from the Securities and Exchange Commission, the Funds are permitted to disclose fees and fee rates on an aggregate basis for individual Managers that are not affiliated with the Adviser.

         For the fiscal year ended March 31, 1997, pursuant to an agreement to limit fund expenses, the Adviser waived fees of $30,428 for the Asset Preservation Fund and $7,185 for the Growth Fund. Absent these waivers, Advisory fees would have been $60,856 for the Asset Preservation Fund. The Adviser waived its fees entirely with respect to the Growth Fund for the period from January 28, 1997 (commencement of operations) through March 31, 1997. The Adviser received fees of $380,147; $207,116; $652,644 and $419,329 the Income, Global
Equity, Small Cap and Appreciation Funds, respectively, for the fiscal year ended March 31, 1997. The Value Fund had not yet commenced operations as of March 31, 1997.


         For the fiscal year ended March 31, 1996, pursuant to an agreement to limit fund expenses, the Adviser waived fees of $50,302, $25,762 and $11,800 for the Asset Preservation, Small Cap and Appreciation Funds, respectively. Absent these waivers, Advisory fees would have been $63,894, $224,932 and $236,656 for the Asset Preservation, Small Cap and Appreciation Funds, respectively. The Adviser received fees of $373,088 and $156,881 from the Income and Global Equity Funds, respectively, for the fiscal year ended March 31, 1996.

         For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $48,047, $0, $49,973, $21,417 and $32,786 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, Advisory fees would have been $48,047, $277,567, $87,665, $71,388 and $82,592 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         Each Manager performs services pursuant to a Portfolio Management Agreement appointing the Manager to act as Manager to a Fund, with responsibility for management of such portion of the Fund's assets as the Adviser shall allocate to the Manager from time to time.

         Each Portfolio Management Agreement provides that the Manager's services to the Fund are not exclusive. Each Manager is free to and does provide investment advisory services to others.

         Each Portfolio Management Agreement provides that it will continue in effect for a period beyond two years from the date of its execution only so long as such continuance is approved at least annually by (i) the Directors or by vote of the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Portfolio Management Agreement or interested persons of any such party. The Portfolio Management Agreement with Llama Asset Management Company, L.P. with respect to ESC Strategic Income Fund was approved by the Board of Directors, including a majority of the Company's independent Directors, at a meeting held July 20, 1994, and was approved by shareholders of ESC Strategic Income Fund at a meeting held September 7, 1994. The Portfolio Management Agreement with Scott & Stringfellow Capital Management, Inc. with respect to ESC Strategic Appreciation Fund was approved by the Directors, including a majority of the independent directors, on January 14, 1997. The Portfolio Management Agreement with EAM with respect to ESC Strategic Growth Fund was approved by the Directors, including a majority of the independent directors, and by the sole initial shareholder of that Fund on October 23, 1996. Such approvals of the Portfolio Management Agreement with EAM for ESC Strategic Value Fund were obtained on January 14, 1997. The other Portfolio Management Agreements for each Fund were obtained approved by the Board of Directors, including a majority of the Directors who are not parties to any Portfolio Management Agreement or interested persons of any such party, at a meeting held on April 4, 1994, and by the sole shareholder of each Fund on April 4, 1994. The Portfolio Management Agreements were re-approved at the April 15, 1997 Board of Directors Meeting. Each Portfolio Management Agreement may be terminated at any time without penalty (a) by the Adviser, by the Fund upon vote of a majority of the Directors, or by vote of a majority of the Fund's outstanding voting securities, each upon sixty days' written notice to the Manager; or (b) by the Manager upon sixty days' notice to the Company or the Adviser. A Portfolio Management Agreement will also terminate automatically in the event of its assignment. The Company has received exemptive relief that permits the Board of Directors, without shareholder approval, to approve and cause the Company to enter into new Portfolio Management Agreements in the event a new Manager is retained or an existing Portfolio Management Agreement is amended, unless the Agreement is with a Manager affiliated with the Adviser.


DISTRIBUTION OF FUND SHARES

         Equitable (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund except ESC Strategic Asset Preservation Fund, which has only one class of shares, provides for different rates of fee payment with respect to each class of shares, as described in the Prospectus. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at an April 4, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of ESC Strategic Asset Preservation Fund and by the sole shareholder of each class of shares of each of the other Funds on April 4, 1994 (October 23, 1996 with respect to ESC Strategic Growth Fund and January 14, 1997 with respect to ESC Strategic Value Fund). The continuance of the Plans was re-approved by the Directors and by a majority of the Plan Directors at a meeting held on January 14, 1997. The Plan for ESC Strategic Asset Preservation Fund is terminable at any time by vote of a majority of the Plan Directors or by vote of the holders of a majority of the Fund's shares. For the other Funds, each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

         For the fiscal year ended March 31, 1997, the Distributor received $17,770; $42,069; $24,898; $127,326; $96,480 and $570 for the Asset
Preservation (single class only), Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively for Class A shares. For the period, the Distributor received $10,963; $30,169; $108,542; $23,480 and $279 for the Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively pursuant to Class D Plans (which were formerly Class B shares). The Value Fund had not commenced operations as of March 31, 1997.


         For the fiscal year ended March 31, 1996, the Distributor received $10,557, $32,859; $16,888; $40,962 and $55,323 for Asset Preservation, Income,
Global Equity, Small Cap and Appreciation Funds, respectively for Class A shares. For the period, the Distributor received $10,400; $27,060; $36,932 and $15,516 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class D Plans (which were formerly Class B shares).

         For the period ended March 31, 1995 the Distributor received $13,765, $27,828; $10,299; $11,355 and $13,314 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively for Class A shares. For the period ended March 31, 1995, the Distributor received $2,185; $6,800; $9,355 and $4,068 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class D Plans (which were formerly Class B shares).

ADMINISTRATIVE SERVICES


         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), a subsidiary of The BISYS Group, Inc., currently serves as Administrator of the Funds. BISYS became the successor Administrator to Furman Selz LLC effective January 1, 1997. Additionally, effective January 1, 1997, BISYS Fund Services, Inc., also a subsidiary of The BISYS Group, Inc. ("BFSI") succeeded Furman Selz LLC as Transfer Agent and Fund Accountant to the Funds.

         BISYS (the "Administrator") provides administrative services necessary for the operation of the Funds, including among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for the conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

         For the period ended March 31, 1997, Furman Selz LLC as former administrator was entitled to fees in the amount of $13,579; $43,472; $22,578; $63,535 and $44,387 from the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Furman Selz LLC voluntarily waived administration fees of $6,790 for the Asset Preservation Fund. BISYS as successor Administrator was entitled to fees in the amount of $4,678; $13,550; $8,489; $33,009; $18,512 and $862 from the Asset Preservation, Income, Global Equity, Small Cap, Appreciation Funds and Growth, respectively. BISYS voluntarily waived fees of $2,338 and $862 for the Asset Preservation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997.

         For the period ended March 31, 1996, the Furman Selz LLC was entitled to and received fees in the amount of $55,963, $23,532, $33,740 and $35,498 from the Income, Global Equity, Small Cap and Appreciation Funds, respectively. Furman Selz was entitled to $19,168 in fees from the Asset Preservation Fund, but voluntarily waived $14,250 for the same period.

         For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, Furman Selz waived fees of $14,414, $0, $9,525, $5,442 and $6,884 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, administrative fees would have been $14,414, $43,736, $13,150, $10,709 and $12,389 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         The Administration Agreement for the Funds was approved by the Board of Directors, including a majority of the Directors who are not parties to the Contract or interested persons of such parties, at its meeting held on October 23, 1996 (January 14, 1997 with respect to ESC Strategic Value Fund) and was re-approved at the April 15, 1997 Board of Directors Meeting. The Administrative Services Contract is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 60 days written notice to the Administrator, and upon 60 days notice, by the Administrator.

SERVICE ORGANIZATIONS

         The Company may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither the Adviser nor any Manager will be a Service Organization or receive fees for servicing.


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

         The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Managers are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Managers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily by paying the lowest spread or commission available.


         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, the Managers and BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.


         A Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Manager. By allocating transactions in this manner, the Manager is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Manager in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Manager and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), a Manager may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Managers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


         For the fiscal year ended March 31, 1997, the Appreciation Fund, Small Cap and the Global Equity Fund paid brokerage commissions of $38,132, $2,400 and $8,976, respectively, to Equitable Securities Corporation. The Funds were advised that front-end sales charges of $1,212, $8,018, $212,117, $18,063 and $74,807 were paid to the Adviser from the Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997.

         For the fiscal year ended March 31, 1996, the Appreciation Fund, Small Cap and the Global Equity Fund paid brokerage commissions of $29,031, $1,595 and $11,994, respectively, to Equitable Securities Corporation. The Funds were advised that front-end sales charges of $3,682, $7,901, $106,790 and $42,946 were paid to the Adviser from the Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         During the period ended March 31, 1995 the Appreciation Fund and the Global Equity Fund paid brokerage commissions in total of $17,257 to Equitable Securities Corporation. Brokerage commissions of $625 were paid from the Income Fund to Furman Selz. The Funds were advised that sales load commissions of $62,681, $27,800, $44,998 and $18,635 were paid to ESC from the Income, Global Equity, Small Cap and Appreciation Funds, respectively.

PORTFOLIO TURNOVER

        Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%, although it may be higher under some circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 41%, 123%, 94%, 65%, 71% and 14% for the Asset Preservation, Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997. The portfolio turnover rate for the fiscal year ended March 31, 1996 was 40%, 138%, 92%, 102% and 78% for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. The Growth Fund had not commenced operations as of March 31, 1996. The portfolio turnover rate for each Fund with Multiple Managers will be an aggregate of the rates for each portion of assets managed by a particular Manager. Rates for each portion may vary significantly.

                                    TAXATION

         The Funds intend to qualify (in the case of the Growth and Value Funds) and continue to qualify annually as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest less expenses and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of a Fund, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

         The taxation of equity options is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, a Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in short sales and transactions in options, futures, and forward contracts.

         Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat such foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as paid by its shareholders. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         Changes in the tax law frequently come under consideration. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION


        The Company is a Maryland corporation established under Articles of Incorporation dated November 24, 1993 and currently consists of seven separately managed portfolios (the Company has two other portfolios which are currently inactive). Six of the Funds currently being offered have two classes of shares. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

        Expenses incurred in connection with each Fund's organization and the public offering of its shares for the period ended March 31, 1997 was $18,175 for Asset Preservation, $18,416 for Income, $18,585 for Global Equity, $23,736 for Small Cap, $19,914 for Appreciation and $0 for Growth. These costs have been deferred and are being amortized on a straight-line basis over a period of not less than five years.

PRINCIPAL SHAREHOLDERS


         As of July 2, 1997, the following persons owned of record or beneficially 5% or more shares of a class of the Funds:



SHAREHOLDER                                                  SHARES OWNED           PERCENTAGE
-----------                                                  ------------           ----------
ESC STRATEGIC APPRECIATION FUND - CLASS A
Alex Brown & Sons Incorporated                                  492,342.9               17.55%
FBO 495-20895-16
P.O. Box 1346
Baltimore, MD 21203-1346

Equitable Trust Company                                       202,3214.77                7.21%
511 Union Street
Suite 800
Nashville, TN 37219-1729

Wachovia Bank of North Carolina                              1,255,028.89            44.74%**
Successor TTEE U/A for Avondale
Mills Inc Assoc Profit Share Plan
Dtd 4-1-90
301 N. Main Street MC-NC31051
Winston-Salem, NC 27150-0001

ESC STRATEGIC APPRECIATION FUND - CLASS D
Alex Brown & Sons Incorporated                                  23,067.22                8.03%
FBO 495-21832-10
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                                  14,577.34                5.08%
FBO 495-77221-11
P.O. Box 1346
Baltimore, MD 21203-1346


Charles Lee Phillips Trust Dtd                                 15,623.204                5.44%
6-27-94 H. Ronald Burton TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Edward Randall Phillips II Trust                                15,623.20                5.44%
U/A Dtd 6-27-94 H. Ronald Burton
TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Harry Jason Phillips Trust                                      14,953.68                5.21%
H. Ronald Burton TTEE Dtd 6-27-94
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

----------

** Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                                        SHARES OWNED           PERCENTAGE
-----------                                                        ------------           ----------
ESC STRATEGIC GLOBAL EQUITY FUND - CLASS A
Equitable Trust Company                                              208,545.65               13.33%
511 Union Street Suite 800
Nashville, TN 37219-1729

Nationsbank of TN N.A. C/F FBO                                       545,561.08             34.86%**
U/A Nashville Memorial Health
Systems Foundations/Attn SAS
A/C 65066006841050
P.O. Box 831575
Dallas, TX 75283-1575

Comerica Bank TTEE                                                   100,171.78                6.40%
Republic Automotive Parts Employees
Retirement Plan #72144
POB 75000/Attn M/C 3446 M/F Dept.
Detroit, MI 48275-0001

ESC STRATEGIC GLOBAL EQUITY FUND - CLASS D
Alex Brown & Sons Incorporated                                        35,192.85                9.56%
FBO 495-08452-16
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                                        22,140.23                6.02%
FBO 495-21923-10
P.O. Box 1346
Baltimore, MD 21203-1346

Trustmark
Trust Account 36866400                                                33,024.30                8.97%
P.O. Box 105870
Atlanta, GA 30348-5870

Trustmark
Trust Account 36833500                                                55,052.56               14.96%
P.O. Box 105870
Atlanta, GA 30348-5870

ESC STRATEGIC SMALL CAP FUND - CLASS A
Equitable Trust Company                                              350,986.58                7.64%
511 Union Company Suite 800
Nashville, TN 37219-1729

ESC STRATEGIC SMALL CAP FUND - CLASS D
John E. Steuri & Grace D. Steuri JTWROS                               39,518.16                5.68%
52 River Ridge Road
Little Rock, AR 72227-1518

Alex Brown & Sons Incorporated                                        40,442.08                5.81%
FBO 495-08452-16
P.O. Box 1346
Baltimore, MD 21203-1346

ESC STRATEGIC INCOME FUND - CLASS A
Homeowners Association of Amer                                       219,461.94                7.79%
6365 Taft Street, Suite 2000
Hollywood, FL 33024-5934


**Beneficial ownership of shares is disclaimed by record account holder.

Nationsbank of TN N.A. Cust FBO                    1,412,321.42        50.11%**
U/A Nashville Memorial Health
Systems Foundation/Attn SAS
A/C 65066006841050
P.O. Box 831575
Dallas, TX 75283-1575


**Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                            SHARES OWNED           PERCENTAGE
-----------                                            ------------           ----------
Wright Industries Inc.                                   232,187.55                8.24%
Employee Pension Trust
First American Trust Company Ttee
707 Spence Lane
Nashville, TN 37217-1143

Wachovia Bank of North Carolina                          378,304.26               13.42%
Successor Ttee U/A for Avondale
Mills Inc Assoc Profit Share Plan
DTD 4-1-90
301 N. Main Street MC-NC31051
Winston-Salem, NC 27150-0001

ESC STRATEGIC INCOME FUND - CLASS D
Alex Brown & Sons Incorporated                            12,307.85              12.473%
FBO 495-07032-17
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                            11,149.57               11.30%
FBO 495-21832-10
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                             7,392.28                7.50%
FBO 495-21922-11
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                           27,727.265             28.10%**
FBO 495-12543-19
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                             5,963.92                6.04%
FBO 495-18067-12
P.O. Box 1346
Baltimore, MD 21203-1346




**Beneficial ownership of shares is disclaimed by record account holder.

ESC STRATEGIC ASSET PRESERVATION FUND

SHAREHOLDER                                            SHARES OWNED           PERCENTAGE
-----------                                            ------------           ----------
Wachovia Bank of North Carolina                          560,944.19             58.34%**
Successor TTEE U/A for Avondale
Mills Inc Assoc Profit Share Plan
Dtd 4-1-90
301 N. Main Street MC-NC31051
Winston Salem, NC 27150-0001

Nationsbank of TN NA Escrow Agent                        312,615.23             32.52%**
FBO Healthtrust Inc Nashville Mem
Health Systems Inc U/A 3-31-94
Attn SAS Acct 65011000064238
P.O. Box 831575
Dallas, TX 75283-1575

ESC STRATEGIC GROWTH FUND - CLASS A
Alex Brown & Sons Incorporated                            44,000.00                8.27%
FBO 495-20645-19
P.O. Box 1346
Baltimore, MD 21203

Equitable Trust Company                                   45,124.01                8.48%
511 Union Company Suite 800
Nashville, TN 37219-1729

Alex Brown & Sons Incorporated                            51,104.98                9.60%
FBO 495-20645-19
P.O. Box 1346
Baltimore, MD 21203

ESC STRATEGIC GROWTH FUND - CLASS D
Alex Brown & Sons Incorporated                            18,808.00                5.51%
FBO 495-22809-17
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                            11,822.66                5.08%
FBO 495-07258-14
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                            15,919.86                6.84%
FBO 495-77221-11
P.O. Box 1346
Baltimore, MD 21203

ESC STRATEGIC VALUE FUND - CLASS A
Alex Brown & Sons Incorporated                            32,763.77                6.70%
FBO 495-12019-12
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                            50,000.00               10.22%
FBO 495-12007-18
P.O. Box 1346
Baltimore, MD 21203

Equitable Securities Corp.                                50,000.00               10.22%
Customer Fee Account
511 Union Company Suite 800
Nashville, TN 37219-1729


**Beneficial ownership of shares is disclaimed by record account holder.

Alex Brown & Sons Incorporated                            30,465.00                6.23%
FBO 495-17559-19
P.O. Box 1346
Baltimore, MD 21203

ESC STRATEGIC VALUE FUND - CLASS D

Alex Brown & Sons Incorporated                             3,440.00                5.32%
FBO 495-25883-19
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                             4,926.11                7.62%
FBO 495-20069-16
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                             7,389.16               11.43%
FBO 495-26064-18
P.O. Box 1346
Baltimore, MD 21203

Alex Brown & Sons Incorporated                             3,516.56                5.44%
FBO 495-17005-17
P.O. Box 1346
Baltimore, MD 21203

Charles Lee Phillips Trust Dtd                            10,386.07               16.06%
6-27-94 H. Ronald Burton TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Edward Randall Phillips II Trust                          10,386.06               16.06%
U/A Dtd 6-27-94 H. Ronald Burton
TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Harry Jason Phillips Trust                                 9,089.24               14.05%
H. Ronald Burton TTEE Dtd 6-27-94
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

VOTING RIGHTS

         Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the retention of a new investment adviser for the Company, or a new Manager with respect to a Fund, requires approval both by a majority of the Company's directors, including a majority of its directors who are not parties to such contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, and by a vote of a majority of the outstanding voting securities of the Company or Fund, as applicable. For this purpose, the "vote of a majority of the outstanding voting securities" of the Company or a Fund, as applicable, means the vote of the lesser of (1) 67% of the shares of the Company or Fund, as applicable, if the holders of more than 50% of the outstanding shares of the Company or Fund, as applicable, are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Company or Fund, as applicable. The Company received an order from the Securities and Exchange Commission that permits it to retain new Managers and to approve amendments of agreements with Managers without obtaining shareholder approval, unless they are affiliated with the Adviser. Additionally, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

         The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the Company's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Funds.


         BISYS Fund Services, Inc., a subsidiary of The BISYS Group, Inc. ("BFSI") succeeded Furman Selz LLC as Transfer Agent to the funds effective November 9, 1996. Pursuant to a Transfer Agency Agreement between the Company and BFSI, BFSI provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $10,000 for each Fund, plus out-of-pocket expenses. For the period ended March 31, 1997 Furman Selz LLC, as transfer agent, was entitled to and received fees in the amount of $7,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds; Furman Selz LLC was entitled to and received fees in the amount of $20,812 for the Small Cap Fund. BFSI, as successor Transfer Agent, was entitled to and received fees in the amount of $2,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds; BFSI was entitled to and received fees in the amount of $12,470 and $1,774 for the Small Cap and Growth Funds, respectively. The
Value Fund had not commenced operations as of March 31, 1997. For the fiscal year ended March 31, 1996, Furman Selz voluntarily waived transfer agency fees of $10,000 for each Fund. Absent these waivers, the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds would have incurred $11,796, $14,942, $16,307, $23,536 and $16,395, respectively. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Transfer Agent waived fees of $7,842, $4,464, $3,310, $2,102, and $2,946 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, transfer agent fees would have been $9,342, $9,096, $8,877, $8,137 and $7,370 for the Asset Preservation, Income,
Global Equity, Small Cap and Appreciation Funds, respectively. Pursuant to a Fund Accounting Agreement, the Company compensates Furman Selz for providing fund accounting services for the Funds. For the fiscal year ended March 31, 1996, Furman Selz earned $34,056, $40,222, $39,554, $31,533 and $39,370 in fund accounting services from the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. For the period ended March 31, 1995, Furman Selz earned for fund accounting services $32,273; $36,180; $35,020; $25,666 and $22,016 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.


YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yield, effective yield, and average annual total return in advertisements or reports to shareholders or prospective investors.


         Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

         YIELD = 2[(a-b + 1)(6)-1]
                    cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.


         The 30-day yield for the period ended March 31, 1997 was 5.04% and 5.03% for the Asset Preservation and Income Funds, respectively.


         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

         P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


         For the period April 25, 1994, May 4, 1994, May 12, 1994, June 8, 1994
and July 6, 1994, and January 28, 1997 (commencement of operations) respectively through March 31, 1997, the average annual total returns for Class A shares were as follows: 5.01% for the Asset Preservation Fund, 5.80% for the Income Fund, 7.44% for the Global Equity Fund, 26.32% for the Small Cap Fund, 16.92% for the Appreciation Fund, and (7.94)% (aggregate) for the Growth Fund. For the period May 4, 1994, May 12, 1994, June 8, 1994, July 6, 1994, and January 28, 1997
(commencement of operations) respectively through March 31, 1997, the average annual total returns for Class D shares were as follows: 5.24% for the Income
Fund, 6.82% for the Global Equity Fund, 25.83% for the Small Cap Fund, 16.41% for the Appreciation Fund, and (5.14)% (aggregate) for the Growth Fund.

         For the fiscal year ended March 31, 1997, the average annual total returns for Class A shares were as follows: 4.12% for the Asset Preservation Fund, (0.77)% for the Income Fund, 3.56% for the Global Equity Fund, 9.81% for the Small Cap Fund, 9.14% for the Appreciation Fund and (7.94)% (aggregate) for the Growth Fund. For the same period, the average annual total returns for Class D shares were as follows: 1.85% for the Income Fund, 6.37% for the Global Equity Fund, 12.87% for the Small Cap Fund, 12.08% for the Appreciation Fund, and (5.14)% (aggregate) for the Growth Fund.



         In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C., 20005, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

         The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended March 31, 1997 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to ESC Strategic Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 261-3863.

         The financial statements incorporated by reference into this Statement of Additional Information have been audited by Price Waterhouse LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements:


            Included in the Prospectus:

            (1)  Financial Highlights for the periods ended March
                 31, 1997

      Incorporated by reference into Statement of Additional Information:

            (1)  Portfolio of Investments at March 31, 1997.
            (2)  Statements of Assets and Liabilities dated March 31, 1997.
            (3) Statements of Operations for the fiscal year ended March 31, 1997 (audited).
            (4) Statements of Changes in Net Assets for the fiscal periods ended March 31, 1997 and March 31, 1996 (audited).
            (5)  Notes to Financial Statements at March 31, 1997 (audited).
            (6) Financial Highlights for the fiscal periods ended March 31, 1997. (audited)
            (7)  Report of Independent Accountants.

      (b)   Exhibits:

            (1)  (a)  Articles of Incorporation of Registrant. (*)
                 (b)  Certificate of Correction. (*)
                 (c)  Articles of Amendment. (Growth) (*****)
                 (d)  Articles of Amendment. (Value) (*****)


            (2)  By-laws of Registrant. (*)

            (3)  Not applicable.

            (4) Specimen certificates of shares of common stock of Registrant.(*)

            (5)   (a)  Investment Advisory Agreement.
                  (b) Portfolio Management Agreement for ESC Strategic Growth Fund. (****)
                  (c) Portfolio Management Agreement for other Funds of Registrant.(**)
                  (d) Portfolio Management Agreement with Cincinnati Asset Management, Inc. (**)
                  (e) Portfolio Management Agreement for ESC Strategic Value Fund. (*****)

            (6)   (a)  Master Distribution Contract. (**)
                  (b) Distribution Contract Supplements for ESC Strategic Growth Fund. (****)
                  (c) Distribution Contract Supplements for other Funds of Registrant. (**)

                  (d) Distribution Contract Supplements for ESC Strategic Value Fund. (*****)
                  (e)  Form of Dealer and Selling Group Agreement. (*)
                  (f)  Form of Escrow Agreement. (*)

            (7)   Not applicable.

            (8)   Custody Agreement. (**)

            (9)   (a)  Administrative Services Contract. (*****)
                  (b)  Transfer Agency Agreement. (*****)
                  (c)  Sub-Transfer Agency Agreement. (**)
                  (d)  Accounting Agent Contract. (*****)
                  (e)  Form of Services Agreement. (*)

            (10)  Opinion of Counsel. (*)

            (11)  Consent of Independent Accountants.

            (12) Financial Statements in the Registrant's Annual Report for the fiscal year ended March 31, 1997 as filed with the Commission on June 5, 1997 are incorporated herein by reference.

            (13)  (a)  Purchase Agreement. (**)
                  (b)  Purchase Agreement for ESC Strategic Growth Fund (*****)
                  (c)  Purchase Agreement for ESC Strategic Value Fund (*****)

            (14)  Not applicable.

            (15)  (a)  Form of Master Distribution Plan. (*)
                  (b) Distribution Plan Supplements for ESC Strategic Growth Fund (****)
                  (c)  Forms of Distribution Plan Supplement. (*)
                  (d) Distribution Plan Supplements for ESC Strategic Value Fund (****)

            (16)  (a) Schedules for Computation.
                  (b) Schedules for Computation.

            (17)  Financial Data Schedules

            (18)  Multi-Class Plan, as amended January 14, 1997 (*****)

            (19)  Power of Attorney in favor of Jeffrey L. Steele (*)


  * Filed with Pre-Effective Amendment No. 3, April 5, 1994, and are incorporated herein by reference.

 ** Filed with Post-Effective Amendment No. 2, July 28, 1995, and are incorporated herein by reference.

*** Filed with Post-Effective Amendment No. 3, July 26, 1996, and are incorporated herein by reference.

**** Filed with Post-Effective Amendment No. 6, December 5, 1996 and are incorporated herein by reference.

***** Filed with Post-Effective Amendment No. 7, February 18, 1997 and are incorporated herein by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


      As of June 30, 1997, the number of record holders of each class of shares of each Fund was as follows:



                                                                  NUMBER OF
            FUND/CLASS                                          RECORD OWNERS
            ----------                                          -------------
ESC Strategic Appreciation Fund
  Class A                                                            354
  Class D                                                            145

ESC Strategic Global Equity Fund
  Class A                                                            287
  Class D                                                             89

ESC Strategic Small Cap Fund
  Class A                                                          3,750
  Class D                                                          1,108

ESC Strategic Income Fund
  Class A                                                            116
  Class D                                                             30

ESC Strategic Growth Fund
  Class A                                                            234
  Class D                                                            112

ESC Strategic Asset Preservation Fund                                 15

ESC Strategic Value Fund
  Class A                                                            111
  Class D                                                             25



ITEM 27.     INDEMNIFICATION

             Reference is made to Article VII of Registrant's Articles of Incorporation.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             Equitable Securities Corporation, the investment adviser to ESC Strategic Funds, Inc., is a New York Stock Exchange member investment banking and securities brokerage firm. The names of Equitable Securities Corporation's directors and officers and their business and other connections for at least the past two years are as follows: (1)

                                                             BUSINESS AND
NAME                               TITLE                     OTHER CONNECTIONS
----                               -----                     -----------------
William H. Cammack, Sr.      Chairman, Managing              Position with
                             Director and Director           Equitable
                                                             Securities
                                                             Corporation, 1972
                                                             to present;

                             Director and President          ESC Strategic
                                                             Funds, Inc.,
                                                             1994 to present.

Katie H. Gambill             President, Head of              Position with
                             Equity Capital                  Equitable
                             Markets, Managing               Securities
                             Director and Director           Corporation,
                                                             1972 to present.


William P. Johnston          Chief Executive                 Position with
                             Officer, Managing               Equitable
                             Director and Director           Securities
                                                             Corporation,
                                                             1987 to present.

Hershel L. Smith, Jr.        Chief Financial                 Position with
                             Officer, Chief                  Equitable
                             Operations Officer              Securities
                             and Managing Director           Corporation,
                                                             1986 to present.

Tom R. Steele                Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1988 to present.

W. Howard Cammack, Jr.       Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1979 to present;

                             Director and                    ESC Strategic
                             Treasurer,                      Funds, Inc.,
                                                             1994 to present.

Raymond H. Pirtle, Jr.       Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1989 to present

Stephen S. Riven             Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1989 to present

Roger T. Briggs, Jr.         Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1995 to present

     (1) The address of all Directors and Officers of Equitable Securities Corporation is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37279-1743.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Not applicable.

      (b)



NAME AND PRINCIPAL              POSITIONS AND OFFICES      POSITIONS  AND OFFICES
BUSINESS ADDRESS(1)             WITH UNDERWRITER           WITH REGISTRANT
-------------------             ----------------           ---------------
William H. Cammack, Sr.         Chairman, Managing         Director and
                                Director                   President

Katie H. Gambill                President, Head of         None
                                Equity Capital
                                Markets, Managing
                                Director and Director

William P. Johnston             Chief Executive            None
                                Officer, Managing
                                Director and Director

Hershel L. Smith, Jr.           Chief Financial            None
                                Officer, Chief
                                Operations Officer
                                and Managing Director

Tom R. Steele                   Managing Director          None

W. Howard Cammak, Jr.           Managing Director          None

Raymond H. Pirtle, Jr.          Managing Director          None

Stephen S. Riven                Managing Director          None

Roger T. Briggs, Jr.            Managing Director          None

Tom R. Steele                   Managing Director and      None
                                Director

W. Howard Cammack, Jr.          Managing Director and      Director and Treasurer
                                Director

     (1) The address of all directors and officers is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS


     (1) Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743 (records relating to its functions as investment adviser and distribution - all portfolios).

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator).

     (3) ESC Strategic Funds, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and Fund accountant).

     (4) Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Agreement and Declaration of Trust, and Code of Regulations).


ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)   Not applicable.


     (b) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 8 to Registrant's Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Washington, D.C. on the 29th day of July, 1997.


ESC STRATEGIC FUNDS, INC.                       ESC STRATEGIC FUNDS, INC.

                                                By: /s/ *
  *                                             -------------------------------
William H. Cammack, Sr.                         Wm. H. Cammack, Jr.
President                                       Treasurer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 8 to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of July, 1997.



SIGNATURE                                                 TITLE
---------                                                 -----
/s/      *
-----------------------
William H. Cammack, Sr.                         Director and President

/s/      *
-----------------------
William H. Cammack, Jr.                         Director and Treasurer

/s/      *
-----------------------
J. Bransford Wallace                            Director

/s/      *
-----------------------
Brownlee O. Currey, Jr.                         Director

/s/      *
-----------------------
E. Townes Duncan                                Director

/s/                                             Assistant Treasurer


                                                *By: /s/
                                                    ---------------------------
                                                Jeffrey L. Steele
                                                Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
   11    --  Consent of Price Waterhouse LLP
   16    --  Schedule for Computation of Performance Quotations
   17    --  Financial Data Schedules for fiscal year ended March 31,
             1997